UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 04651

John Hancock Strategic Series

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	May 31
Date of reporting period:	May 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS

The Registrant prepared the following annual reports to shareholders for the period ended May 31, 2022:

•John Hancock Income Fund

•John Hancock Managed Account Shares

       Investment-Grade Corporate Bond Portfolio

            Non-Investment-Grade Corporate Bond Portfolio

            Securitized Debt Portfolio

Annual report
John Hancock
Income Fund
Fixed income
May 31, 2022

A message to shareholders
Dear shareholder,
The bond market declined for the 12 months ended May 31, 2022, reflecting a broad rise in bond yields. A recovering and growing economy, combined with supply chain shortages and increased government spending, led to the inflation rate surging to a 40-year high. To combat rising inflationary pressures, the U.S. Federal Reserve (Fed) began raising short-term interest rates in March 2022, which pushed bond yields higher and prices lower. Furthermore, the conflict between Russia and Ukraine, which created significant geopolitical and economic uncertainty, led to heightened volatility in the bond market. Although bond yields rose across the board, short-term bond yields increased the most, reflecting the Fed’s interest-rate hikes and expectations for more going forward.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Income Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
39	Financial statements
43	Financial highlights
50	Notes to financial statements
65	Report of independent registered public accounting firm
66	Tax information
67	Statement regarding liquidity risk management
69	Trustees and Officers
73	More information
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks a high level of current income.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2022 (%)

The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bonds declined broadly as interest rates rose
Improving global economic growth and surging inflation led to a shift in central bank policy and a meaningful downward move in bond prices.
The fund outperformed its benchmark
The fund declined for the period but held up better than its benchmark, the Bloomberg U.S. Aggregate Bond Index.
Duration management was the key to outperformance
Limiting the fund’s interest-rate sensitivity by maintaining a relatively short duration was the primary contributor to the fund’s outperformance of its benchmark.
PORTFOLIO COMPOSITION AS OF 5/31/2022 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK INCOME FUND	3

QUALITY COMPOSITION AS OF 5/31/2022 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-22 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Management’s discussion of fund performance
Can you talk about the bond market and its performance during the 12 months ended May 31, 2022?
The period was characterized by a gradual, uneven economic recovery and a surging inflation rate as the improving economic environment and supply chain disruptions led to a sharp increase in consumer prices. In addition, the start of the conflict between Russian and Ukraine in early 2022 led to a spike in commodity prices, which exacerbated the inflationary conditions. By the end of the period, the 12-month U.S. inflation rate had surged to its highest level in more than four decades. In response, the U.S. Federal Reserve (Fed) raised its short-term interest-rate target twice in the last three months of the period and signaled that more rate hikes were on the way.
In this environment, U.S. bond yields rose broadly, putting downward pressure on bond prices. Short- and intermediate-term yields increased the most, reflecting market expectations for a series of Fed interest-rate hikes. Sector performance was broadly negative, with residential mortgage-backed securities and investment-grade corporate bonds declining the most, while high-yield corporate bonds and asset-backed securities held up the best.
How did the fund perform in this environment?
The fund declined but outperformed its benchmark. The fund’s duration positioning was the primary factor behind the outperformance. The fund had a significantly
COUNTRY COMPOSITION AS OF 5/31/2022 (% of net assets)
United States	58.5
Canada	7.3
United Kingdom	3.2
Indonesia	2.9
Luxembourg	2.7
Norway	2.0
Brazil	1.9
Mexico	1.9
Australia	1.6
New Zealand	1.5
Other countries	16.5
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	5

shorter duration (a measure of interest-rate sensitivity) than the benchmark, which limited the negative impact of rising interest rates on fund performance. A lack of exposure to government-agency residential mortgage-backed securities was also beneficial for performance.
The fund’s exposure to foreign currencies detracted from relative results. The U.S. dollar strengthened during the period as the Fed’s interest-rate hikes made U.S. bonds more attractive to international investors, weighing on foreign currencies.
What changes did you make to the portfolio during the period?
We reduced the fund’s exposure to high-yield corporate bonds, taking profits as this segment of the market outperformed. We shifted these assets primarily into bank loans and selected opportunities in emerging-market debt. We also decreased the fund’s overall foreign currency exposure.
We continue to have a positive view on the economy, but our optimism is tempered by several factors. Inflation is still high and the conflict between Russia and Ukraine has exacerbated the situation and geopolitical uncertainty. In addition, interest-rate increases by the Fed and other central banks to combat rising inflationary pressures could be a constraint on economic growth.
Can you tell us about a recent manager addition and an upcoming change?
Effective March 31, 2022, Bradley L. Lutz, CFA, was added to the management team. Effective March 15, 2023, Daniel S. Janis III will be retiring.
MANAGED BY

Daniel S. Janis III
Thomas C. Goggins
Kisoo Park
Christopher M. Chapman, CFA
Bradley L. Lutz, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 5-31-22	as of 5-31-22
Class A	-11.40	0.67	2.28	3.40	25.30	3.51	3.51
Class C	-9.26	0.79	1.98	4.01	21.72	2.97	2.96
Class I1	-7.32	1.79	3.02	9.30	34.63	3.96	3.95
Class R2[1]	-7.82	1.40	2.64	7.19	29.74	3.57	3.57
Class R4[1]	-7.58	1.65	2.86	8.55	32.52	3.82	3.71
Class R5[1]	-7.41	1.85	3.05	9.62	35.10	4.02	4.01
Class R6[1]	-7.21	1.94	3.14	10.07	36.28	4.06	4.06
Index††	-8.22	1.18	1.71	6.02	18.44	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R5	Class R6
Gross (%)	0.82	1.52	0.52	0.91	0.76	0.46	0.41
Net (%)	0.81	1.51	0.51	0.91	0.66	0.45	0.41
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg U.S. Aggregate Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Aggregate Bond Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	5-31-12	12,172	12,172	11,844
Class I1	5-31-12	13,463	13,463	11,844
Class R2[1]	5-31-12	12,974	12,974	11,844
Class R4[1]	5-31-12	13,252	13,252	11,844
Class R5[1]	5-31-12	13,510	13,510	11,844
Class R6[1]	5-31-12	13,628	13,628	11,844
The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares’ maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2021, with the same investment held until May 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2021, with the same investment held until May 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2021	Ending value on 5-31-2022	Expenses paid during period ended 5-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$939.00	$3.87	0.80%
	Hypothetical example	1,000.00	1,020.90	4.03	0.80%
Class C	Actual expenses/actual returns	1,000.00	935.70	7.24	1.50%
	Hypothetical example	1,000.00	1,017.50	7.54	1.50%
Class I	Actual expenses/actual returns	1,000.00	940.30	2.42	0.50%
	Hypothetical example	1,000.00	1,022.40	2.52	0.50%
Class R2	Actual expenses/actual returns	1,000.00	937.00	4.35	0.90%
	Hypothetical example	1,000.00	1,020.40	4.53	0.90%
Class R4	Actual expenses/actual returns	1,000.00	938.30	3.09	0.64%
	Hypothetical example	1,000.00	1,021.70	3.23	0.64%
Class R5	Actual expenses/actual returns	1,000.00	940.50	2.13	0.44%
	Hypothetical example	1,000.00	1,022.70	2.22	0.44%
Class R6	Actual expenses/actual returns	1,000.00	940.90	1.89	0.39%
	Hypothetical example	1,000.00	1,023.00	1.97	0.39%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-22
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 7.3%					$144,028,748
(Cost $153,425,626)
U.S. Government 7.3%					144,028,748
U.S. Treasury
Bond	2.000	02-15-50		15,390,000	12,103,393
Bond	2.375	02-15-42		17,275,000	14,956,371
Bond	2.750	11-15-42		6,190,000	5,648,859
Bond	3.000	02-15-49		22,685,000	21,957,485
Note	0.375	11-30-25		4,590,000	4,221,186
Note	0.500	02-28-26		4,630,000	4,250,557
Note	1.500	01-31-27		16,290,000	15,343,144
Note	1.875	05-15-32		44,073,000	40,395,651
Note	2.000	11-15-26		15,250,000	14,708,506
Note	2.250	03-31-24		4,785,000	4,764,626

Note	2.375	03-31-29		5,865,000	5,678,970
Foreign government obligations 22.7%					$446,825,056
(Cost $489,624,146)
Australia 1.4%					26,625,980
Commonwealth of Australia	0.250	11-21-24	AUD	16,225,000	10,956,426
Commonwealth of Australia	0.500	09-21-26	AUD	3,560,000	2,290,621
New South Wales Treasury Corp.	1.000	02-08-24	AUD	11,190,000	7,818,678
New South Wales Treasury Corp.	1.250	03-20-25	AUD	3,440,000	2,348,230
Queensland Treasury Corp. (A)	4.250	07-21-23	AUD	4,385,000	3,212,025
Austria 0.1%					1,572,054
Republic of Austria (A)	0.500	02-20-29	EUR	1,550,000	1,572,054
Brazil 0.9%					17,234,797
Federative Republic of Brazil	10.000	01-01-23	BRL	15,845,000	3,406,454
Federative Republic of Brazil	10.000	01-01-25	BRL	53,155,000	11,034,963
Federative Republic of Brazil	10.000	01-01-27	BRL	13,815,000	2,793,380
Canada 3.4%					66,790,328
Canada Housing Trust No. 1 (A)	1.250	06-15-26	CAD	7,400,000	5,462,316
Canada Housing Trust No. 1 (A)	1.950	12-15-25	CAD	2,565,000	1,958,858
CPPIB Capital, Inc. (A)	2.250	12-01-31	CAD	3,210,000	2,258,484
Government of Canada	1.250	03-01-27	CAD	6,864,000	5,067,427
Government of Canada	2.250	03-01-24	CAD	12,840,000	10,089,376
Government of Canada	2.250	12-01-29	CAD	6,600,000	5,019,778
Province of Alberta	3.400	12-01-23	CAD	9,000,000	7,179,792
Province of British Columbia	2.850	06-18-25	CAD	3,408,000	2,684,152
Province of Ontario	1.350	12-02-30	CAD	17,670,000	11,674,759
Province of Ontario	2.900	06-02-28	CAD	4,350,000	3,357,119
Province of Ontario	3.450	06-02-45	CAD	3,895,000	2,867,029
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	11

	Rate (%)	Maturity date		Par value^	Value
Canada (continued)
Province of Quebec	0.200	04-07-25	EUR	3,630,000	$3,783,584
Province of Quebec	1.500	12-15-23	GBP	2,037,000	2,544,704
Province of Quebec	3.750	09-01-24	CAD	3,530,000	2,842,950
China 0.9%					18,476,731
People’s Republic of China	1.990	04-09-25	CNY	34,810,000	5,167,950
People’s Republic of China	2.690	08-12-26	CNY	21,230,000	3,208,166
People’s Republic of China	2.880	11-05-23	CNY	66,520,000	10,100,615
Colombia 1.0%					19,997,455
Republic of Colombia	3.250	04-22-32		4,315,000	3,464,119
Republic of Colombia	4.500	03-15-29		1,120,000	1,038,166
Republic of Colombia	5.625	02-26-44		1,120,000	937,949
Republic of Colombia	6.250	11-26-25	COP	17,345,000,000	4,111,541
Republic of Colombia	7.500	08-26-26	COP	17,735,000,000	4,269,207
Republic of Colombia	10.000	07-24-24	COP	23,096,400,000	6,176,473
Finland 0.2%					3,251,167
Republic of Finland (A)	0.500	09-15-28	EUR	3,180,000	3,251,167
Germany 0.1%					2,954,459
Federal Republic of Germany, Zero Coupon	0.000	03-15-24	EUR	2,770,000	2,954,459
India 0.1%					2,859,713
Republic of India	6.100	07-12-31	INR	166,260,000	1,953,466
Republic of India	7.270	04-08-26	INR	69,990,000	906,247
Indonesia 2.5%					49,266,197
Republic of Indonesia	1.100	03-12-33	EUR	1,191,000	993,821
Republic of Indonesia (A)	2.150	07-18-24	EUR	3,335,000	3,591,786
Republic of Indonesia	3.050	03-12-51		2,570,000	2,058,882
Republic of Indonesia	3.550	03-31-32		3,440,000	3,282,243
Republic of Indonesia	3.850	10-15-30		1,650,000	1,629,125
Republic of Indonesia	6.125	05-15-28	IDR	53,219,000,000	3,551,970
Republic of Indonesia	6.375	04-15-32	IDR	111,122,000,000	7,244,438
Republic of Indonesia	6.500	06-15-25	IDR	154,471,000,000	10,820,893
Republic of Indonesia	6.625	05-15-33	IDR	30,647,000,000	1,977,151
Republic of Indonesia	7.500	06-15-35	IDR	19,373,000,000	1,331,929
Republic of Indonesia	7.500	05-15-38	IDR	15,237,000,000	1,025,626
Republic of Indonesia	8.125	05-15-24	IDR	33,251,000,000	2,409,647
Republic of Indonesia	8.375	09-15-26	IDR	49,203,000,000	3,625,494
Republic of Indonesia	8.750	05-15-31	IDR	48,811,000,000	3,670,836
Republic of Indonesia	9.000	03-15-29	IDR	26,967,000,000	2,052,356
Ireland 0.5%					9,174,919
Republic of Ireland	0.200	05-15-27	EUR	3,850,000	3,963,947
12	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Ireland (continued)
Republic of Ireland	0.350	10-18-32	EUR	2,025,000	$1,896,645
Republic of Ireland	1.100	05-15-29	EUR	3,130,000	3,314,327
Israel 0.1%					1,871,021
State of Israel	2.500	01-15-30		1,985,000	1,871,021
Italy 0.6%					11,229,998
Republic of Italy (A)	0.600	08-01-31	EUR	2,105,000	1,821,231
Republic of Italy	1.250	02-17-26		3,387,000	3,065,574
Republic of Italy (A)	1.850	07-01-25	EUR	5,900,000	6,343,193
Japan 1.0%					20,167,448
Government of Japan	0.005	03-20-27	JPY	645,000,000	5,009,542
Government of Japan	0.100	12-20-23	JPY	1,945,000,000	15,157,906
Malaysia 1.1%					21,135,899
Government of Malaysia	3.733	06-15-28	MYR	11,880,000	2,685,614
Government of Malaysia	3.828	07-05-34	MYR	16,630,000	3,538,400
Government of Malaysia	3.844	04-15-33	MYR	14,961,000	3,282,633
Government of Malaysia	3.882	03-14-25	MYR	9,635,000	2,225,382
Government of Malaysia	3.899	11-16-27	MYR	16,709,000	3,825,092
Government of Malaysia	3.900	11-30-26	MYR	8,610,000	1,978,989
Government of Malaysia	4.059	09-30-24	MYR	15,500,000	3,599,789
Mexico 1.2%					24,556,648
Government of Mexico	5.000	03-06-25	MXN	67,860,000	3,105,688
Government of Mexico	5.750	03-05-26	MXN	113,380,000	5,186,081
Government of Mexico	7.500	06-03-27	MXN	202,360,000	9,782,541
Government of Mexico	7.750	05-29-31	MXN	134,460,000	6,482,338
Netherlands 0.4%					8,399,065
Kingdom of the Netherlands (A)	2.000	07-15-24	EUR	7,588,000	8,399,065
New Zealand 1.5%					30,032,973
Government of New Zealand	0.500	05-15-24	NZD	12,820,000	7,903,695
Government of New Zealand	0.500	05-15-26	NZD	13,985,000	8,121,607
Government of New Zealand	1.500	04-15-26	NZD	3,340,000	1,970,508
Government of New Zealand	2.250	04-15-24	NZD	3,100,000	1,959,597
Government of New Zealand	4.500	04-15-27	NZD	1,560,000	1,063,051
Government of New Zealand	4.500	04-15-27	NZD	1,425,000	941,549
Government of New Zealand	5.500	04-15-23	NZD	12,130,000	8,072,966
Norway 1.5%					30,539,698
Kingdom of Norway (A)	1.375	08-19-30	NOK	31,485,000	3,030,673
Kingdom of Norway (A)	1.500	02-19-26	NOK	37,580,000	3,856,337
Kingdom of Norway (A)	1.750	03-13-25	NOK	34,025,000	3,555,452
Kingdom of Norway (A)	1.750	02-17-27	NOK	23,570,000	2,417,112
Kingdom of Norway (A)	2.000	05-24-23	NOK	106,820,000	11,412,764
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	13

	Rate (%)	Maturity date		Par value^	Value
Norway (continued)
Kommunalbanken AS	4.250	07-16-25	AUD	4,830,000	$3,538,930
Kommunalbanken AS	5.250	07-15-24	AUD	3,660,000	2,728,430
Philippines 0.5%					9,227,327
Republic of the Philippines	0.875	05-17-27	EUR	5,500,000	5,449,550
Republic of the Philippines	6.250	01-14-36	PHP	202,000,000	3,777,777
Portugal 0.2%					3,383,554
Republic of Portugal (A)	0.700	10-15-27	EUR	3,290,000	3,383,554
Qatar 0.2%					3,007,867
State of Qatar (A)	4.817	03-14-49		2,795,000	3,007,867
Singapore 1.0%					19,613,395
Republic of Singapore	2.375	06-01-25	SGD	21,100,000	15,397,257
Republic of Singapore	3.375	09-01-33	SGD	5,470,000	4,216,138
Spain 0.4%					7,537,948
Kingdom of Spain (A)	0.250	07-30-24	EUR	3,615,000	3,831,631
Kingdom of Spain (A)	0.800	07-30-27	EUR	3,585,000	3,706,317
Sweden 0.3%					6,119,923
Kingdom of Sweden (A)	0.125	04-24-23	EUR	5,710,000	6,119,923
United Arab Emirates 0.4%					7,895,319
Government of Abu Dhabi (A)	1.700	03-02-31		3,980,000	3,463,794
Government of Abu Dhabi (A)	3.125	04-16-30		2,940,000	2,895,900
Government of Abu Dhabi (A)	3.875	04-16-50		1,625,000	1,535,625
United Kingdom 1.2%					23,903,173
Government of United Kingdom	0.125	01-31-24	GBP	3,990,000	4,903,840
Government of United Kingdom	0.250	01-31-25	GBP	3,330,000	4,036,907

Government of United Kingdom	0.500	07-22-22	GBP	11,885,000	14,962,426
Corporate bonds 47.6%					$935,175,940
(Cost $1,032,251,310)
Communication services 6.3%					124,022,047
Diversified telecommunication services 0.2%
Cellnex Telecom SA	1.875	06-26-29	EUR	1,400,000	1,251,434
CT Trust (A)	5.125	02-03-32		1,835,000	1,640,857
Kenbourne Invest SA (A)	4.700	01-22-28		1,630,000	1,318,214
Entertainment 0.3%
Netflix, Inc.	4.875	04-15-28		3,455,000	3,425,526
WMG Acquisition Corp. (A)(B)	3.000	02-15-31		1,545,000	1,324,065
Interactive media and services 0.1%
Match Group Holdings II LLC (A)	4.125	08-01-30		2,690,000	2,393,481
14	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media 3.9%
Altice Financing SA (A)	5.000	01-15-28		4,615,000	$4,181,167
CCO Holdings LLC (A)	4.250	02-01-31		745,000	657,239
CCO Holdings LLC (A)	4.500	08-15-30		4,915,000	4,438,737
CCO Holdings LLC (A)	4.500	06-01-33		2,340,000	2,013,769
CCO Holdings LLC (A)	4.750	03-01-30		6,615,000	6,102,338
CCO Holdings LLC (A)	5.125	05-01-27		7,910,000	7,796,096
Charter Communications Operating LLC	2.800	04-01-31		2,985,000	2,495,143
Charter Communications Operating LLC	5.125	07-01-49		9,195,000	8,097,116
Charter Communications Operating LLC	5.750	04-01-48		5,180,000	5,025,405
Charter Communications Operating LLC	6.484	10-23-45		5,105,000	5,270,718
Globo Comunicacao e Participacoes SA (A)(B)	4.875	01-22-30		3,410,000	2,941,347
Globo Comunicacao e Participacoes SA (A)	5.500	01-14-32		2,790,000	2,385,890
LCPR Senior Secured Financing DAC (A)	5.125	07-15-29		3,535,000	3,215,966
News Corp. (A)	3.875	05-15-29		7,765,000	7,182,936
Sirius XM Radio, Inc. (A)	4.125	07-01-30		4,245,000	3,825,806
Virgin Media Secured Finance PLC (A)	4.500	08-15-30		2,250,000	2,035,575
Virgin Media Secured Finance PLC (A)	5.500	05-15-29		3,814,000	3,750,268
VTR Comunicaciones SpA (A)	4.375	04-15-29		2,025,000	1,549,125
VTR Comunicaciones SpA (A)	5.125	01-15-28		1,908,000	1,553,360
VTR Finance NV (A)	6.375	07-15-28		2,435,000	2,047,543
Wireless telecommunication services 1.8%
Millicom International Cellular SA (A)	4.500	04-27-31		1,895,000	1,636,010
Millicom International Cellular SA (A)	6.250	03-25-29		1,575,000	1,541,138
Rogers Communications, Inc. (5.000% to 12-17-26, then 5 Year Canada Government Bond Yield + 3.575%)	5.000	12-17-81	CAD	1,774,000	1,319,676
T-Mobile USA, Inc.	2.625	04-15-26		1,070,000	1,009,930
T-Mobile USA, Inc.	2.625	02-15-29		1,965,000	1,740,322
T-Mobile USA, Inc.	2.875	02-15-31		1,815,000	1,592,699
T-Mobile USA, Inc.	3.375	04-15-29		2,160,000	2,000,970
T-Mobile USA, Inc.	3.500	04-15-31		1,530,000	1,396,561
T-Mobile USA, Inc. (A)	3.500	04-15-31		2,070,000	1,889,465
T-Mobile USA, Inc.	3.875	04-15-30		6,900,000	6,635,387
T-Mobile USA, Inc.	4.750	02-01-28		740,000	742,257
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	15

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Wireless telecommunication services (continued)
Vmed O2 UK Financing I PLC (A)	3.250	01-31-31	EUR	3,235,000	$2,947,486
Vmed O2 UK Financing I PLC (A)	4.250	01-31-31		13,165,000	11,651,025
Consumer discretionary 4.7%					93,109,913
Automobiles 1.1%
BMW Finance NV	1.000	11-14-24	EUR	1,495,000	1,591,275
Ford Motor Company	3.250	02-12-32		2,915,000	2,464,195
Ford Motor Credit Company LLC	2.748	06-14-24	GBP	1,490,000	1,783,142
Ford Motor Credit Company LLC	2.900	02-16-28		1,605,000	1,395,933
Ford Motor Credit Company LLC	3.625	06-17-31		5,870,000	5,075,202
Ford Motor Credit Company LLC	4.000	11-13-30		3,145,000	2,830,500
Ford Motor Credit Company LLC	4.125	08-17-27		740,000	701,150
Ford Motor Credit Company LLC	4.542	08-01-26		2,085,000	2,046,136
Ford Motor Credit Company LLC	4.950	05-28-27		3,315,000	3,299,361
Hotels, restaurants and leisure 3.4%
Carnival Corp. (A)	5.750	03-01-27		7,525,000	6,675,992
Hilton Domestic Operating Company, Inc. (A)	3.625	02-15-32		2,185,000	1,895,488
Hilton Domestic Operating Company, Inc.	4.875	01-15-30		1,300,000	1,275,892
Hilton Domestic Operating Company, Inc. (A)	5.375	05-01-25		1,715,000	1,741,068
Hyatt Hotels Corp.	6.000	04-23-30		3,416,000	3,567,690
Life Time, Inc. (A)	5.750	01-15-26		5,495,000	5,283,772
MGM Resorts International	4.750	10-15-28		470,000	427,773
New Red Finance, Inc. (A)	3.500	02-15-29		2,639,000	2,419,686
New Red Finance, Inc. (A)	3.875	01-15-28		1,833,000	1,729,894
New Red Finance, Inc. (A)	4.000	10-15-30		12,599,000	11,104,822
Papa John’s International, Inc. (A)	3.875	09-15-29		2,650,000	2,371,618
Royal Caribbean Cruises, Ltd. (A)	4.250	07-01-26		3,295,000	2,812,645
Royal Caribbean Cruises, Ltd. (A)	5.500	04-01-28		5,700,000	4,810,287
Travel + Leisure Company (A)	4.500	12-01-29		4,124,000	3,639,430
Travel + Leisure Company (A)	6.625	07-31-26		1,723,000	1,768,900
Yum! Brands, Inc.	3.625	03-15-31		9,300,000	8,225,315
Yum! Brands, Inc.	4.625	01-31-32		4,030,000	3,760,514
Yum! Brands, Inc. (A)	4.750	01-15-30		4,630,000	4,456,375
Internet and direct marketing retail 0.2%
MercadoLibre, Inc.	2.375	01-14-26		1,125,000	1,022,355
MercadoLibre, Inc.	3.125	01-14-31		3,665,000	2,933,503
Consumer staples 2.9%					57,388,810
Beverages 0.2%
Becle SAB de CV (A)	2.500	10-14-31		3,855,000	3,288,778
16	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Food products 2.4%
JBS Finance Luxembourg Sarl (A)	3.625	01-15-32		4,805,000	$4,070,267
Kraft Heinz Foods Company	3.000	06-01-26		2,718,000	2,627,248
Kraft Heinz Foods Company	3.875	05-15-27		445,000	439,851
Kraft Heinz Foods Company	4.250	03-01-31		6,490,000	6,342,070
Kraft Heinz Foods Company	4.375	06-01-46		1,180,000	1,036,145
Kraft Heinz Foods Company	4.625	10-01-39		3,460,000	3,192,744
Kraft Heinz Foods Company	6.875	01-26-39		5,790,000	6,667,221
Kraft Heinz Foods Company (A)	7.125	08-01-39		750,000	877,858
MARB BondCo PLC (A)	3.950	01-29-31		6,410,000	5,353,312
NBM US Holdings, Inc. (A)(B)	7.000	05-14-26		3,158,000	3,262,214
Post Holdings, Inc. (A)	4.500	09-15-31		3,295,000	2,891,363
Post Holdings, Inc. (A)	4.625	04-15-30		4,235,000	3,798,922
Post Holdings, Inc. (A)	5.500	12-15-29		1,050,000	999,794
Post Holdings, Inc. (A)	5.625	01-15-28		6,520,000	6,463,048
Personal products 0.3%
Natura & Company Luxembourg Holdings Sarl (A)	6.000	04-19-29		1,860,000	1,806,544
Natura Cosmeticos SA (A)(B)	4.125	05-03-28		3,645,000	3,290,656
Oriflame Investment Holding PLC (A)(B)	5.125	05-04-26		1,453,000	980,775
Energy 7.3%					142,402,189
Oil, gas and consumable fuels 7.3%
Aker BP ASA (A)	3.750	01-15-30		3,615,000	3,368,864
Antero Resources Corp. (A)	5.375	03-01-30		3,725,000	3,778,007
Cenovus Energy, Inc.	3.500	02-07-28	CAD	2,280,000	1,703,065
Cenovus Energy, Inc.	5.250	06-15-37		886,000	897,675
Cenovus Energy, Inc.	5.400	06-15-47		3,483,000	3,550,876
Cenovus Energy, Inc.	6.750	11-15-39		8,785,000	9,894,453
Cheniere Energy Partners LP	4.000	03-01-31		5,805,000	5,362,369
Cheniere Energy Partners LP	4.500	10-01-29		1,805,000	1,760,886
Continental Resources, Inc. (A)	2.875	04-01-32		5,519,000	4,626,688
Continental Resources, Inc. (A)	5.750	01-15-31		6,796,000	6,986,152
Ecopetrol SA	4.625	11-02-31		2,125,000	1,838,125
Ecopetrol SA	5.375	06-26-26		1,115,000	1,104,998
Ecopetrol SA	5.875	05-28-45		1,130,000	920,950
Ecopetrol SA	6.875	04-29-30		2,250,000	2,271,094
Enbridge, Inc.	3.125	11-15-29		5,030,000	4,664,566
Enterprise Products Operating LLC	3.125	07-31-29		6,165,000	5,777,916
EQT Corp. (A)	3.125	05-15-26		890,000	839,048
EQT Corp. (A)	3.625	05-15-31		10,385,000	9,329,750
EQT Corp.	3.900	10-01-27		1,464,000	1,411,135
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Inversiones Latin America Power Ltda (A)	5.125	06-15-33		2,740,725	$1,849,989
Kinder Morgan, Inc.	5.300	12-01-34		2,695,000	2,761,801
MC Brazil Downstream Trading SARL (A)	7.250	06-30-31		4,570,000	4,073,013
Medco Bell Pte, Ltd. (A)	6.375	01-30-27		760,000	703,380
Medco Oak Tree Pte, Ltd. (A)	7.375	05-14-26		2,275,000	2,207,888
Occidental Petroleum Corp.	3.200	08-15-26		698,000	673,525
Occidental Petroleum Corp.	3.400	04-15-26		3,255,000	3,165,276
Occidental Petroleum Corp.	6.125	01-01-31		3,520,000	3,819,200
Occidental Petroleum Corp.	6.625	09-01-30		5,275,000	5,913,301
Occidental Petroleum Corp.	7.500	05-01-31		1,545,000	1,852,463
Ovintiv, Inc.	6.500	08-15-34		2,535,000	2,770,588
Ovintiv, Inc.	6.500	02-01-38		2,670,000	2,895,756
Pertamina Persero PT (A)	3.100	01-21-30		1,000,000	907,500
Pertamina Persero PT (A)	3.650	07-30-29		1,085,000	1,027,106
Petrobras Global Finance BV	6.900	03-19-49		4,875,000	4,602,341
Petrorio Luxembourg Trading Sarl (A)	6.125	06-09-26		2,400,000	2,301,624
Qatar Energy (A)	2.250	07-12-31		1,775,000	1,574,049
Qatar Energy (A)	3.300	07-12-51		1,405,000	1,155,461
Saudi Arabian Oil Company (A)	4.250	04-16-39		3,820,000	3,687,454
Saudi Arabian Oil Company (A)	4.375	04-16-49		2,930,000	2,775,296
Southwestern Energy Company	5.950	01-23-25		75,000	77,474
Targa Resources Partners LP	4.000	01-15-32		2,375,000	2,167,188
The Williams Companies, Inc.	3.500	11-15-30		8,945,000	8,317,005
TransCanada PipeLines, Ltd.	4.100	04-15-30		6,900,000	6,810,553
Transcontinental Gas Pipe Line Company LLC	3.250	05-15-30		585,000	541,462
Western Midstream Operating LP	4.550	02-01-30		3,855,000	3,684,879
Financials 9.1%					178,297,940
Banks 5.7%
Asian Development Bank	3.500	05-30-24	NZD	3,050,000	1,967,295
Banco Actinver SA (A)	4.800	12-18-32		775,000	522,156
Banco Actinver SA (A)	9.500	12-18-32	MXN	44,200,000	1,496,878
Banco Santander SA (4.750% to 11-12-26, then 5 Year CMT + 3.753%) (C)	4.750	11-12-26		3,600,000	3,165,476
Bank of Montreal (3 month CDOR + 0.190%) (D)	2.023	02-01-24	CAD	5,825,000	4,609,848
Barclays PLC (4.375% to 3-15-28, then 5 Year CMT + 3.410%) (C)	4.375	03-15-28		4,690,000	3,940,891
BNG Bank NV	0.250	06-07-24	EUR	1,950,000	2,067,481
18	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
BNP Paribas SA (4.500% to 2-25-30, then 5 Year CMT + 2.944%) (A)(B)(C)	4.500	02-25-30		3,665,000	$3,099,674
BNP Paribas SA (4.625% to 2-25-31, then 5 Year CMT + 3.340%) (A)(C)	4.625	02-25-31		6,570,000	5,400,340
Credit Agricole SA (6.875% to 9-23-24, then 5 Year U.S. Swap Rate + 4.319%) (A)(C)	6.875	09-23-24		754,000	764,742
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (A)(C)	7.875	01-23-24		3,440,000	3,539,347
European Investment Bank (SONIA + 0.350%) (D)	1.113	06-29-23	GBP	2,080,000	2,628,766
European Investment Bank	1.750	03-13-25	NOK	6,900,000	720,053
ING Groep NV (4.250% to 5-16-31, then 5 Year CMT + 2.862%) (C)	4.250	05-16-31		3,805,000	2,880,966
ING Groep NV (5.750% to 11-16-26, then 5 Year CMT + 4.342%) (C)	5.750	11-16-26		4,266,000	4,109,756
Inter-American Development Bank	2.700	01-29-26	AUD	2,852,000	1,988,712
Inter-American Development Bank	2.750	10-30-25	AUD	2,380,000	1,666,079
International Bank for Reconstruction & Development	1.800	01-19-27	CAD	3,150,000	2,351,274
International Bank for Reconstruction & Development	1.900	01-16-25	CAD	5,120,000	3,941,329
International Bank for Reconstruction & Development	2.500	01-24-24	NZD	3,951,000	2,515,593
International Bank for Reconstruction & Development	2.875	11-30-26	NZD	3,585,000	2,215,664
International Bank for Reconstruction & Development	6.750	02-04-24	BRL	3,200,000	624,830
International Finance Corp.	2.550	09-18-23	CNY	15,030,000	2,255,754
Intesa Sanpaolo SpA (4.198% to 6-1-31, then 1 Year CMT + 2.600%) (A)	4.198	06-01-32		3,444,000	2,820,915
Intesa Sanpaolo SpA (7.700% to 9-17-25, then 5 Year U.S. Swap Rate + 5.462%) (A)(C)	7.700	09-17-25		953,000	933,731
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	19

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
KfW	1.250	08-28-23	NOK	21,200,000	$2,240,620
Lloyds Banking Group PLC (7.500% to 9-27-25, then 5 Year U.S. Swap Rate + 4.496%) (C)	7.500	09-27-25		4,117,000	4,231,308
NatWest Group PLC (4.600% to 6-28-31, then 5 Year CMT + 3.100%) (C)	4.600	06-28-31		2,010,000	1,618,342
NatWest Group PLC (6.000% to 12-29-25, then 5 Year CMT + 5.625%) (C)	6.000	12-29-25		3,855,000	3,776,516
Nordea Eiendomskreditt AS (3 month NIBOR + 0.300%) (D)	1.670	06-21-23	NOK	28,000,000	2,995,153
Nordea Eiendomskreditt AS (3 month NIBOR + 0.340%) (D)	1.760	06-19-24	NOK	31,000,000	3,317,054
Nordic Investment Bank	1.875	04-10-24	NOK	14,710,000	1,553,840
QNB Finance, Ltd.	3.500	03-28-24		1,285,000	1,284,950
Royal Bank of Canada (4.200% to 2-24-27, then 5 Year Canada Government Bond Yield + 2.710%) (C)	4.200	02-24-27	CAD	3,040,000	2,051,991
Societe Generale SA (6.750% to 4-6-28, then 5 Year U.S. Swap Rate + 3.929%) (A)(C)	6.750	04-06-28		1,865,000	1,782,569
Societe Generale SA (8.000% to 9-29-25, then 5 Year ICE Swap Rate + 5.873%) (A)(C)	8.000	09-29-25		2,275,000	2,361,557
U.S. Bancorp	0.850	06-07-24	EUR	9,600,000	10,167,390
U.S. Bancorp	1.375	07-22-30		2,090,000	1,706,244
U.S. Bancorp (3.700% to 1-15-27, then 5 Year CMT + 2.541%) (C)	3.700	01-15-27		6,600,000	5,473,708
UniCredit SpA (5.459% to 6-30-30, then 5 Year CMT + 4.750%) (A)	5.459	06-30-35		4,305,000	3,862,318
UniCredit SpA (8.000% to 6-3-24, then 5 Year U.S. Swap Rate + 5.180%) (C)	8.000	06-03-24		1,541,000	1,556,410
Capital markets 2.0%
Credit Suisse Group AG (5.100% to 1-24-30, then 5 Year CMT + 3.293%) (A)(B)(C)	5.100	01-24-30		1,750,000	1,476,005
Credit Suisse Group AG (6.375% to 8-21-26, then 5 Year CMT + 4.822%) (A)(C)	6.375	08-21-26		3,875,000	3,577,228
Deutsche Bank AG (6.000% to 10-30-25, then 5 Year CMT + 4.524%) (C)	6.000	10-30-25		3,600,000	3,368,381
MSCI, Inc. (A)	3.250	08-15-33		1,875,000	1,634,325
20	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Capital markets (continued)
MSCI, Inc. (A)	3.625	09-01-30		8,800,000	$8,059,656
MSCI, Inc. (A)	3.625	11-01-31		3,952,000	3,575,374
MSCI, Inc. (A)	3.875	02-15-31		4,820,000	4,495,132
The Goldman Sachs Group, Inc.	1.375	05-15-24	EUR	2,552,000	2,746,212
The Goldman Sachs Group, Inc.	2.000	11-01-28	EUR	684,000	703,736
The Goldman Sachs Group, Inc.	3.375	03-27-25	EUR	1,551,000	1,726,560
UBS Group AG (3.875% to 6-2-26, then 5 Year CMT + 3.098%) (A)(C)	3.875	06-02-26		2,590,000	2,244,548
UBS Group AG (4.375% to 2-10-31, then 5 Year CMT + 3.313%) (A)(C)	4.375	02-10-31		4,496,000	3,643,781
UBS Group AG (5.125% to 7-29-26, then 5 Year CMT + 4.855%) (C)	5.125	07-29-26		2,116,000	2,018,135
Consumer finance 0.0%
Capital One Financial Corp.	0.800	06-12-24	EUR	580,000	608,372
Diversified financial services 0.8%
Berkshire Hathaway Finance Corp.	2.375	06-19-39	GBP	2,250,000	2,410,157
Berkshire Hathaway, Inc., Zero Coupon	0.000	03-12-25	EUR	3,780,000	3,891,508
Mexico Remittances Funding Fiduciary Estate Management Sarl (A)	4.875	01-15-28		2,875,000	2,407,841
Swiss Insured Brazil Power Finance Sarl (A)	9.850	07-16-32	BRL	30,934,263	5,906,901
Insurance 0.5%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-58		7,990,000	10,008,540
Mortgage real estate investment trusts 0.1%
Starwood Property Trust, Inc. (A)	4.375	01-15-27		1,685,000	1,588,028
Health care 4.0%					78,580,008
Health care equipment and supplies 0.4%
Becton Dickinson Euro Finance Sarl	1.208	06-04-26	EUR	2,800,000	2,894,715
Boston Scientific Corp.	0.625	12-01-27	EUR	4,250,000	4,152,393
Health care providers and services 3.0%
Centene Corp.	2.500	03-01-31		4,160,000	3,546,400
Centene Corp.	3.000	10-15-30		7,975,000	7,094,082
Centene Corp.	3.375	02-15-30		8,940,000	8,202,450
Centene Corp.	4.625	12-15-29		1,170,000	1,153,082
HCA, Inc.	3.500	09-01-30		21,595,000	19,691,902
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	21

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care providers and services (continued)
HCA, Inc.	4.125	06-15-29		10,315,000	$9,992,387
HCA, Inc.	5.375	02-01-25		7,048,000	7,285,447
Rede D’or Finance Sarl (A)	4.500	01-22-30		1,336,000	1,164,337
Rede D’or Finance Sarl (A)(B)	4.950	01-17-28		2,126,000	1,992,615
Life sciences tools and services 0.4%
Thermo Fisher Scientific, Inc.	0.500	03-01-28	EUR	2,130,000	2,088,917
Thermo Fisher Scientific, Inc.	0.750	09-12-24	EUR	1,699,000	1,798,742
Thermo Fisher Scientific, Inc.	1.375	09-12-28	EUR	1,595,000	1,637,515
Thermo Fisher Scientific, Inc.	1.400	01-23-26	EUR	2,566,000	2,716,934
Pharmaceuticals 0.2%
Allergan Funding SCS	1.250	06-01-24	EUR	1,870,000	1,958,065
Allergan Funding SCS	2.625	11-15-28	EUR	1,145,000	1,210,025
Industrials 5.1%					99,604,235
Aerospace and defense 1.0%
Airbus SE	1.625	06-09-30	EUR	1,135,000	1,165,294
DAE Funding LLC (A)	3.375	03-20-28		2,895,000	2,583,788
The Boeing Company	5.040	05-01-27		4,165,000	4,184,710
The Boeing Company	5.150	05-01-30		11,510,000	11,443,115
Air freight and logistics 0.2%
Simpar Europe SA (A)	5.200	01-26-31		1,400,000	1,155,000
Simpar Finance Sarl (A)	10.750	02-12-28	BRL	13,825,000	2,387,387
Airlines 2.4%
American Airlines, Inc. (A)	5.500	04-20-26		4,460,000	4,411,431
American Airlines, Inc. (A)	5.750	04-20-29		3,630,000	3,507,488
Delta Air Lines 2020-1 Class A Pass Through Trust	2.500	06-10-28		1,793,758	1,644,386
Delta Air Lines, Inc.	2.900	10-28-24		5,360,000	5,197,726
Delta Air Lines, Inc. (B)	4.375	04-19-28		4,580,000	4,338,955
Delta Air Lines, Inc. (A)	4.500	10-20-25		1,415,000	1,411,611
Delta Air Lines, Inc. (A)	4.750	10-20-28		19,628,000	19,601,533
Delta Air Lines, Inc.	7.375	01-15-26		2,535,000	2,725,125
United Airlines, Inc. (A)	4.375	04-15-26		2,170,000	2,094,142
United Airlines, Inc. (A)	4.625	04-15-29		2,940,000	2,758,308
Building products 0.2%
Johnson Controls International PLC	0.375	09-15-27	EUR	1,080,000	1,044,624
Owens Corning	3.950	08-15-29		1,980,000	1,898,509
Construction and engineering 0.2%
AECOM	5.125	03-15-27		3,078,000	3,073,999
Professional services 0.0%
CoStar Group, Inc. (A)	2.800	07-15-30		1,121,000	968,723
22	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Road and rail 0.3%
Indian Railway Finance Corp., Ltd. (A)	3.249	02-13-30		2,545,000	$2,247,308
Movida Europe SA (A)	5.250	02-08-31		1,085,000	894,593
The Hertz Corp. (A)	5.000	12-01-29		3,955,000	3,470,513
Trading companies and distributors 0.8%
United Rentals North America, Inc.	3.875	02-15-31		6,810,000	6,184,331
United Rentals North America, Inc.	4.000	07-15-30		2,620,000	2,429,513
United Rentals North America, Inc.	4.875	01-15-28		5,175,000	5,162,063
United Rentals North America, Inc.	5.500	05-15-27		1,608,000	1,620,060
Information technology 1.4%					26,732,104
IT services 0.6%
Fidelity National Information Services, Inc.	1.500	05-21-27	EUR	2,980,000	3,048,123
Fiserv, Inc.	1.125	07-01-27	EUR	1,100,000	1,102,847
Gartner, Inc. (A)	3.750	10-01-30		6,885,000	6,385,838
Semiconductors and semiconductor equipment 0.1%
SK Hynix, Inc. (A)	1.500	01-19-26		2,185,000	1,990,017
Technology hardware, storage and peripherals 0.7%
Apple, Inc., Zero Coupon	0.000	11-15-25	EUR	2,350,000	2,406,859
Apple, Inc.	0.875	05-24-25	EUR	3,215,000	3,405,095
Atento Luxco 1 SA (A)(B)	8.000	02-10-26		2,199,000	1,737,480
CDW LLC	4.250	04-01-28		2,675,000	2,554,973
Dell International LLC	8.350	07-15-46		3,112,000	4,100,872
Materials 3.6%					70,927,611
Chemicals 0.6%
Braskem Idesa SAPI (A)	6.990	02-20-32		2,345,000	2,070,658
Braskem Netherlands Finance BV (A)	4.500	01-31-30		2,328,000	2,180,172
Braskem Netherlands Finance BV (A)(B)	5.875	01-31-50		990,000	893,385
Ecolab, Inc.	1.000	01-15-24	EUR	2,705,000	2,903,284
FS Luxembourg Sarl (A)	10.000	12-15-25		3,975,000	4,192,671
Construction materials 0.5%
Cemex SAB de CV (A)	3.875	07-11-31		5,755,000	4,877,363
St. Mary’s Cement, Inc. (A)	5.750	01-28-27		4,145,000	4,217,233
Containers and packaging 1.4%
Ardagh Metal Packaging Finance USA LLC (A)	3.000	09-01-29	EUR	1,495,000	1,276,653
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	23

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Containers and packaging (continued)
Ardagh Metal Packaging Finance USA LLC (A)	3.250	09-01-28		4,345,000	$3,866,181
Avery Dennison Corp.	1.250	03-03-25	EUR	2,100,000	2,202,042
Ball Corp.	2.875	08-15-30		3,620,000	3,131,300
Ball Corp.	4.875	03-15-26		5,925,000	6,033,131
Ball Corp.	5.250	07-01-25		6,440,000	6,568,800
Berry Global, Inc. (A)	5.625	07-15-27		3,790,000	3,764,152
Metals and mining 1.1%
Cleveland-Cliffs, Inc. (A)(B)	4.875	03-01-31		3,640,000	3,432,811
FMG Resources August 2006 Proprietary, Ltd. (A)	4.375	04-01-31		6,544,000	5,832,340
Freeport-McMoRan, Inc.	4.125	03-01-28		635,000	608,933
Freeport-McMoRan, Inc.	4.625	08-01-30		4,475,000	4,328,757
Freeport-McMoRan, Inc.	5.450	03-15-43		8,690,000	8,547,745
Real estate 1.4%					27,989,653
Equity real estate investment trusts 1.4%
American Tower Corp.	0.500	01-15-28	EUR	2,035,000	1,884,465
American Tower Corp.	1.950	05-22-26	EUR	1,450,000	1,517,114
Crown Castle International Corp.	2.250	01-15-31		660,000	552,127
Host Hotels & Resorts LP	3.375	12-15-29		970,000	871,737
Host Hotels & Resorts LP	3.500	09-15-30		975,000	869,775
SBA Communications Corp.	3.125	02-01-29		4,325,000	3,846,655
SBA Communications Corp.	3.875	02-15-27		10,610,000	10,372,601
VICI Properties LP (A)	4.125	08-15-30		3,450,000	3,164,444
VICI Properties LP (A)	4.625	12-01-29		1,395,000	1,311,300
VICI Properties LP	5.125	05-15-32		3,630,000	3,599,435
Utilities 1.8%					36,121,430
Electric utilities 1.0%
EDP Finance BV	0.375	09-16-26	EUR	545,000	546,418
FirstEnergy Corp.	4.400	07-15-27		4,060,000	4,029,550
FirstEnergy Corp.	7.375	11-15-31		7,070,000	8,349,458
Israel Electric Corp., Ltd. (A)	6.875	06-21-23		1,415,000	1,464,378
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (A)	4.125	05-15-27		1,414,000	1,389,184
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (A)	5.450	05-21-28		3,805,000	3,919,150
Independent power and renewable electricity producers 0.7%
DPL, Inc.	4.125	07-01-25		5,515,000	5,294,400
Greenko Dutch BV (A)	3.850	03-29-26		2,774,200	2,538,393
Greenko Solar Mauritius, Ltd. (A)	5.550	01-29-25		1,660,000	1,619,330
Greenko Wind Projects Mauritius, Ltd. (A)	5.500	04-06-25		3,690,000	3,590,370
24	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers (continued)
The AES Corp. (A)	3.950	07-15-30		725,000	$672,583
Multi-utilities 0.1%
E.ON SE	0.375	09-29-27	EUR	1,360,000	1,332,622

Engie SA	0.375	06-21-27	EUR	1,400,000	1,375,594
Convertible bonds 1.8%					$35,991,891
(Cost $40,645,928)
Communication services 0.6%					11,854,935
Media 0.6%
Liberty Broadband Corp. (A)	1.250	09-30-50		5,530,000	5,213,004
Liberty Broadband Corp. (A)	2.750	09-30-50		4,005,000	3,885,768
Liberty Media Corp. (A)	0.500	12-01-50		2,275,000	2,756,163
Consumer discretionary 0.1%					3,063,225
Specialty retail 0.1%
Burlington Stores, Inc.	2.250	04-15-25		2,820,000	3,063,225
Industrials 1.1%					21,073,731
Airlines 0.9%
Air Canada	4.000	07-01-25		2,300,000	3,107,193
American Airlines Group, Inc.	6.500	07-01-25		6,240,000	8,350,760
Southwest Airlines Company	1.250	05-01-25		4,210,000	5,750,860
Road and rail 0.2%

Uber Technologies, Inc. (E)	4.677	12-15-25		4,555,000	3,864,918
Capital preferred securities 0.2%					$2,923,851
(Cost $3,623,421)
Financials 0.2%					2,923,851
Banks 0.2%

USB Capital IX (Greater of 3 month LIBOR + 1.020% or 3.500%) (C)(D)	3.500	06-27-22		4,135,000	2,923,851
Term loans (F) 9.3%					$183,015,278
(Cost $189,682,038)
Communication services 1.2%					23,562,586
Entertainment 0.2%
WMG Acquisition Corp., 2021 Term Loan G (1 month LIBOR + 2.125%)	3.185	01-20-28		4,495,000	4,361,094
Media 0.6%
AP Core Holdings II LLC, Amortization Term Loan B1 (1 month LIBOR + 5.500%)	6.560	09-01-27		3,349,125	3,164,923
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	25

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
AP Core Holdings II LLC, High-Yield Term Loan B2 (1 month LIBOR + 5.500%)	6.560	09-01-27	2,375,000	$2,262,188
Univision Communications, Inc., 2021 First Lien Term Loan B (1 month LIBOR + 3.250%)	4.310	03-15-26	5,394,238	5,225,668
Wireless telecommunication services 0.4%
SBA Senior Finance II LLC, 2018 Term Loan B (G)	TBD	04-11-25	8,748,260	8,548,713
Consumer discretionary 2.9%				56,717,186
Diversified consumer services 0.3%
APX Group, Inc., 2021 Term Loan B (Prime rate + 2.500% and 1 month LIBOR + 3.500%)	4.375	07-10-28	1,731,300	1,648,250
Whatabrands LLC, 2021 Term Loan B (1 month LIBOR + 3.250%)	4.310	08-03-28	3,807,458	3,598,047
Hotels, restaurants and leisure 2.0%
Aramark Services, Inc., 2018 Term Loan B3 (1 month LIBOR + 1.750%)	2.810	03-11-25	5,295,000	5,153,782
Bally’s Corp., 2021 Term Loan B (1 month LIBOR + 3.250%)	4.050	10-02-28	2,413,950	2,310,271
Carnival Corp., 2021 Incremental Term Loan B (3 month LIBOR + 3.250%)	4.000	10-18-28	2,309,213	2,192,782
Carnival Corp., USD Term Loan B (3 month LIBOR + 3.000%)	3.750	06-30-25	4,465,909	4,292,855
Fertitta Entertainment LLC, 2022 Term Loan B (1 month CME Term SOFR + 4.000%)	5.034	01-27-29	1,510,000	1,442,911
Hilton Grand Vacations Borrower LLC, 2021 Term Loan B (1 month LIBOR + 3.000%)	4.060	08-02-28	2,748,158	2,667,994
Hilton Worldwide Finance LLC, 2019 Term Loan B2 (1 month LIBOR + 1.750%)	2.756	06-22-26	3,905,000	3,798,042
KFC Holding Company, 2021 Term Loan B (3 month LIBOR + 1.750%)	2.686	03-15-28	7,010,419	6,900,916
Marriott Ownership Resorts, Inc., 2019 Term Loan B (1 month LIBOR + 1.750%)	2.810	08-29-25	3,655,000	3,540,014
New Red Finance, Inc., Term Loan B4 (1 month LIBOR + 1.750%)	2.810	11-19-26	7,864,393	7,554,772
26	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Household durables 0.2%
Hunter Douglas, Inc., USD Term Loan B1 (3 month SOFR + 3.500%)	4.842	02-26-29	3,635,000	$3,277,570
Specialty retail 0.4%
Burlington Coat Factory Warehouse Corp., 2021 Term Loan B6 (1 month LIBOR + 2.000%)	3.023	06-24-28	4,451,363	4,258,485
RH, Term Loan B (1 month LIBOR + 2.500%)	3.560	10-20-28	4,459,558	4,080,495
Energy 0.4%				7,983,633
Oil, gas and consumable fuels 0.4%
Pilot Travel Centers LLC, 2021 Term Loan B (1 month SOFR + 2.000%)	3.134	08-04-28	8,294,684	7,983,633
Financials 0.2%				4,885,131
Insurance 0.2%
Asurion LLC, 2021 Second Lien Term Loan B4 (1 month LIBOR + 5.250%)	6.310	01-20-29	3,065,000	2,743,175
Asurion LLC, 2021 Term Loan B9 (1 month LIBOR + 3.250%)	4.310	07-31-27	2,267,820	2,141,956
Health care 1.6%				30,765,323
Health care equipment and supplies 0.3%
Medline Borrower LP, USD Term Loan B (1 month LIBOR + 3.250%)	4.310	10-23-28	5,980,000	5,763,225
Health care technology 0.1%
athenahealth, Inc., 2022 Term Loan B (1 month SOFR + 3.500%)	4.363	02-15-29	1,359,000	1,294,448
Life sciences tools and services 0.5%
Avantor Funding, Inc., 2021 Term Loan B5 (1 month LIBOR + 2.250%)	3.310	11-08-27	3,866,065	3,762,183
ICON Luxembourg Sarl, LUX Term Loan (3 month LIBOR + 2.250%)	3.313	07-03-28	4,332,387	4,256,570
ICON Luxembourg Sarl, US Term Loan (3 month LIBOR + 2.250%)	3.313	07-03-28	1,079,446	1,060,556
Pharmaceuticals 0.7%
Jazz Financing Lux Sarl, USD Term Loan (1 month LIBOR + 3.500%)	4.560	05-05-28	5,776,350	5,639,162
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	27

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Pharmaceuticals (continued)
Organon & Company, USD Term Loan (3 month LIBOR + 3.000%)	3.563	06-02-28	5,996,938	$5,840,778
Padagis LLC, Term Loan B (3 month LIBOR + 4.750%)	5.719	07-06-28	3,266,824	3,148,401
Industrials 2.4%				47,649,405
Air freight and logistics 0.1%
Worldwide Express, Inc., 2021 1st Lien Term Loan (3 month LIBOR + 4.250%)	5.256	07-26-28	1,506,225	1,400,518
Airlines 1.0%
AAdvantage Loyalty IP, Ltd., 2021 Term Loan (G)	TBD	04-20-28	1,893,000	1,884,955
Air Canada, 2021 Term Loan B (3 month LIBOR + 3.500%)	4.250	08-11-28	5,235,000	5,087,792
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month LIBOR + 5.250%)	6.250	06-21-27	4,860,000	4,924,784
United Airlines, Inc., 2021 Term Loan B (1 month LIBOR + 3.750%)	4.711	04-21-28	7,459,265	7,244,812
Building products 0.1%
JELD-WEN, Inc., 2021 Term Loan B (1 month LIBOR + 2.250%)	3.310	07-28-28	1,602,888	1,537,570
Commercial services and supplies 0.3%
Clean Harbors, Inc., 2021 Incremental Term Loan B (1 month LIBOR + 2.000%)	3.060	10-08-28	2,314,200	2,300,824
MillerKnoll, Inc., Term Loan B (1 month LIBOR + 2.000%)	3.000	07-19-28	3,950,150	3,743,755
Construction and engineering 0.3%
AECOM, 2021 Term Loan B (1 month LIBOR + 1.750%)	2.810	04-13-28	6,254,735	6,225,025
Machinery 0.1%
Brown Group Holding LLC, Term Loan B (3 month LIBOR + 2.500%)	3.506	06-07-28	2,426,616	2,299,728
Professional services 0.1%
Trans Union LLC, 2021 Term Loan B6 (1 month LIBOR + 2.250%)	3.310	12-01-28	2,331,836	2,270,625
Road and rail 0.3%
Avis Budget Car Rental LLC, 2022 Term Loan C (1 month CME Term SOFR + 3.500%)	4.634	03-16-29	2,325,000	2,264,945
28	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Road and rail (continued)
The Hertz Corp., 2021 Term Loan B (1 month LIBOR + 3.250%)	4.014	06-30-28	3,693,191	$3,553,552
The Hertz Corp., 2021 Term Loan C (1 month LIBOR + 3.250%)	4.014	06-30-28	701,780	675,246
Trading companies and distributors 0.1%
Setanta Aircraft Leasing DAC, Term Loan B (3 month LIBOR + 2.000%)	3.006	11-05-28	2,305,000	2,235,274
Information technology 0.4%				7,890,021
IT services 0.1%
Sabre GLBL, Inc., 2021 Term Loan B1 (1 month LIBOR + 3.500%)	4.560	12-17-27	659,538	617,083
Sabre GLBL, Inc., 2021 Term Loan B2 (1 month LIBOR + 3.500%)	4.560	12-17-27	1,051,188	983,523
Semiconductors and semiconductor equipment 0.1%
Entegris, Inc., 2022 Term Loan B (G)	TBD	03-02-29	1,532,000	1,510,460
Software 0.2%
Cornerstone OnDemand, Inc., 2021 Term Loan (1 month LIBOR + 3.750%)	4.810	10-16-28	1,301,000	1,230,525
Quest Software, Inc., 2022 Term Loan (3 month SOFR + 4.250%)	4.750	02-01-29	3,850,000	3,548,430
Materials 0.2%				3,561,993
Chemicals 0.2%

SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B (6 month LIBOR + 4.000%)	4.750	03-16-27	3,801,973	3,561,993
Collateralized mortgage obligations 4.0%				$79,367,688
(Cost $80,731,518)
Commercial and residential 2.9%				58,281,208
Arroyo Mortgage Trust
Series 2019-1, Class A1 (A)(H)	3.805	01-25-49	1,528,137	1,491,122
BAMLL Commercial Mortgage Securities Trust
Series 2018-DSNY, Class A (1 month LIBOR + 0.850%) (A)(D)	1.725	09-15-34	5,940,000	5,806,017
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class A (1 month CME Term SOFR + 1.770%) (A)(D)	2.270	05-15-39	2,300,000	2,265,146
BX Commercial Mortgage Trust
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	29

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2019-XL, Class A (1 month LIBOR + 0.920%) (A)(D)	1.795	10-15-36	5,612,690	$5,542,322
Series 2021-CIP, Class A (1 month LIBOR + 0.921%) (A)(D)	1.796	12-15-38	2,270,000	2,208,865
Series 2021-VOLT, Class A (1 month LIBOR + 0.700%) (A)(D)	1.575	09-15-36	2,595,000	2,470,801
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class A (1 month LIBOR + 1.070%) (A)(D)	1.945	12-15-37	1,761,400	1,730,517
Century Plaza Towers
Series 2019-CPT, Class A (A)	2.865	11-13-39	5,760,000	5,097,916
COLT Mortgage Loan Trust
Series 2022-5, Class A1 (A)(H)	4.550	04-25-67	1,847,161	1,850,661
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A (1 month LIBOR + 0.980%) (A)(D)	1.855	05-15-36	5,010,000	4,928,553
CSMC Trust
Series 2019-NQM1, Class A1 (A)	2.656	10-25-59	478,915	471,430
DBCG Mortgage Trust
Series 2017-BBG, Class A (1 month LIBOR + 0.700%) (A)(D)	1.575	06-15-34	3,585,000	3,510,199
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	10,679,943	111,052
Series 2007-4, Class ES IO	0.350	07-19-47	11,350,196	149,305
Series 2007-6, Class ES IO (A)	0.343	08-19-37	11,509,913	143,561
Life Mortgage Trust
Series 2022-BMR2, Class A1 (1 month CME Term SOFR + 1.295%) (A)(D)	2.095	05-15-39	5,555,000	5,443,823
Series 2022-BMR2, Class B (1 month CME Term SOFR + 1.794%) (A)(D)	2.594	05-15-39	5,255,000	5,143,517
Series 2022-BMR2, Class C (1 month CME Term SOFR + 2.093%) (A)(D)	2.893	05-15-39	2,425,000	2,367,254
New Residential Mortgage Loan Trust
Series 2017-5A, Class A1 (1 month LIBOR + 1.500%) (A)(D)	2.506	06-25-57	526,593	528,605
Towd Point Mortgage Trust
Series 2017-2, Class A1 (A)(H)	2.750	04-25-57	271,527	270,619
Series 2017-3, Class A1 (A)(H)	2.750	07-25-57	557,129	554,153
Verus Securitization Trust
Series 2022-4, Class A1 (A)	4.474	04-25-67	6,204,059	6,195,770
30	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency 1.1%				$21,086,480
Federal Home Loan Mortgage Corp.
Series 2022-DNA3, Class M1A (1 month SOFR + 2.000%) (A)(D)	2.584	04-25-42	4,790,000	4,773,649
Series 2022-DNA4, Class M1A (1 month SOFR + 2.200%) (A)(D)	2.551	05-25-42	4,445,000	4,431,134
Series 2022-DNA4, Class M1B (1 month SOFR + 3.350%) (A)(D)	3.701	05-25-42	4,745,000	4,700,441
Series 2022-HQA1, Class M1B (1 month SOFR + 3.500%) (A)(D)	4.084	03-25-42	365,000	362,721
Federal National Mortgage Association
Series 2022-R01, Class 1M1 (1 month SOFR + 1.000%) (A)(D)	1.584	12-25-41	1,560,150	1,527,986
Series 2022-R03, Class 1M1 (1 month SOFR + 2.100%) (A)(D)	2.684	03-25-42	585,307	583,854
Series 2022-R04, Class 1M1 (1 month SOFR + 2.000%) (A)(D)	2.584	03-25-42	1,628,420	1,615,158

Series 2022-R05, Class 2M1 (1 month SOFR + 1.900%) (A)(D)	2.484	04-25-42	3,118,983	3,091,537
Asset backed securities 0.8%				$16,022,128
(Cost $16,143,593)
Asset backed securities 0.8%				16,022,128
DB Master Finance LLC
Series 2017-1A, Class A2II (A)	4.030	11-20-47	1,886,275	1,847,291
Series 2019-1A, Class A2II (A)	4.021	05-20-49	1,769,950	1,732,475
Domino’s Pizza Master Issuer LLC
Series 2015-1A, Class A2II (A)	4.474	10-25-45	3,652,425	3,659,803
FirstKey Homes Trust
Series 2020-SFR2, Class A (A)	1.266	10-19-37	1,525,222	1,403,148
MVW Owner Trust
Series 2018-1A, Class A (A)	3.450	01-21-36	628,461	621,829
Taco Bell Funding LLC
Series 2016-1A, Class A23 (A)	4.970	05-25-46	6,365,000	6,441,183
Westlake Automobile Receivables Trust
Series 2019-2A, Class C (A)	2.840	07-15-24	316,383	316,399

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	31

	Shares	Value
Common stocks 0.3%		$5,549,339
(Cost $9,503,051)
Communication services 0.0%		0
Media 0.0%
Vertis Holdings, Inc. (I)(J)	300,118	0
Utilities 0.3%		5,549,339
Multi-utilities 0.3%

Algonquin Power & Utilities Corp.	120,350	5,549,339
Preferred securities 3.0%		$60,158,962
(Cost $64,644,606)
Communication services 0.2%		4,760,427
Media 0.2%
2020 Cash Mandatory Exchangeable Trust, 5.250% (A)	3,685	4,206,271
Paramount Global, 5.750%	10,900	554,156
Financials 0.9%		16,945,654
Banks 0.7%
U.S. Bancorp, 5.500% (B)	135,700	3,426,425
U.S. Bancorp (Greater of 3 month LIBOR + 1.020% or 3.500%), 3.500% (D)	8,257	6,383,734
Wells Fargo & Company (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)	165,630	3,925,431
Capital markets 0.2%
Stifel Financial Corp., 4.500%	158,600	3,210,064
Health care 0.3%		6,999,277
Health care equipment and supplies 0.3%
Becton, Dickinson and Company, 6.000% (B)	44,500	2,299,315
Danaher Corp., 5.000%	3,290	4,699,962
Industrials 0.1%		1,532,688
Electrical equipment 0.1%
KKR & Company, Inc., 6.000%	22,200	1,532,688
Information technology 0.0%		1,098,130
IT services 0.0%
Sabre Corp., 6.500%	11,000	1,098,130
Utilities 1.5%		28,822,786
Electric utilities 1.2%
American Electric Power Company, Inc., 6.125%	90,700	5,159,016
NextEra Energy, Inc., 5.279%	274,650	13,485,315
NextEra Energy, Inc., 6.219%	95,900	4,703,895
32	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Independent power and renewable electricity producers 0.3%
The AES Corp., 6.875%	61,100	$5,474,560

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.7%				$53,481,780
(Cost $53,494,926)
U.S. Government Agency 0.3%				5,367,000
Federal Home Loan Bank Discount Note	0.500	06-01-22	5,367,000	5,367,000

	Yield (%)	Shares	Value
Short-term funds 1.0%			19,764,780
John Hancock Collateral Trust (K)	0.8437(L)	1,976,735	19,764,780

	Par value^	Value
Repurchase agreement 1.4%		28,350,000
Repurchase Agreement with State Street Corp. dated 5-31-22 at 0.060% to be repurchased at $28,350,047 on 6-1-22, collateralized by $32,417,400 U.S. Treasury Notes, 0.625% due 12-31-27 (valued at $28,917,003)	28,350,000	28,350,000

Total investments (Cost $2,133,770,163) 99.7%	$1,962,540,661
Other assets and liabilities, net 0.3%	4,976,495
Total net assets 100.0%	$1,967,517,156

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	33

SGD	Singapore Dollar
Security Abbreviations and Legend
CDOR	Canadian Dollar Offered Rate
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $604,620,434 or 30.7% of the fund’s net assets as of 5-31-22.
(B)	All or a portion of this security is on loan as of 5-31-22.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(I)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(J)	Non-income producing security.
(K)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(L)	The rate shown is the annualized seven-day yield as of 5-31-22.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
34	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
German Euro BUND Futures	40	Short	Jun 2022	$(7,124,974)	$(6,508,719)	$616,255
U.S. Treasury Long Bond Futures	359	Short	Sep 2022	(50,601,609)	(50,058,063)	543,546
						$1,159,801
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	9,585,548	USD	7,118,803	ANZ	6/15/2022	—	$(238,443)
AUD	14,079,322	USD	10,020,535	CITI	6/15/2022	$85,387	—
AUD	9,312,331	USD	6,748,469	GSI	6/15/2022	—	(64,221)
AUD	29,265,622	USD	21,081,917	HUS	6/15/2022	—	(75,501)
AUD	12,830,773	USD	9,605,117	SSB	6/15/2022	—	(395,384)
BRL	5,852,657	USD	1,186,526	SSB	6/15/2022	40,486	—
CAD	1,022,622	USD	803,650	BOA	6/15/2022	4,759	—
CAD	21,167,447	USD	16,858,753	BARC	6/15/2022	—	(125,350)
CAD	11,869,361	USD	9,483,021	MSCS	6/15/2022	—	(99,991)
CAD	18,374,179	USD	14,751,031	UBS	6/15/2022	—	(225,777)
EUR	7,985,830	USD	8,939,945	ANZ	6/15/2022	—	(361,583)
EUR	38,057,070	USD	40,906,692	BARC	6/15/2022	—	(25,867)
EUR	1,437,449	USD	1,594,872	CIBC	6/15/2022	—	(50,766)
EUR	14,121,814	USD	15,428,435	CITI	6/15/2022	—	(258,813)
EUR	7,733,150	USD	8,275,081	GSI	6/15/2022	31,852	—
EUR	23,136,674	USD	24,685,041	HUS	6/15/2022	168,325	—
EUR	22,061,371	USD	23,697,528	MSCS	6/15/2022	750	—
EUR	7,985,830	USD	8,943,131	RBC	6/15/2022	—	(364,769)
EUR	7,733,150	USD	8,247,196	SSB	6/15/2022	59,738	—
GBP	10,801,000	CAD	18,128,903	HUS	6/15/2022	—	(721,001)
GBP	2,046,834	USD	2,559,382	BARC	6/15/2022	19,837	—
GBP	336,870	USD	423,744	CITI	6/15/2022	746	—
GBP	10,462,373	USD	13,393,291	HUS	6/15/2022	—	(209,640)
GBP	301,735	USD	376,962	RBC	6/15/2022	3,255	—
JPY	821,632,721	USD	6,518,643	CITI	6/15/2022	—	(133,421)
JPY	971,888,610	USD	7,690,011	GSI	6/15/2022	—	(137,094)
JPY	1,250,092,633	USD	9,784,119	HUS	6/15/2022	—	(69,173)
JPY	538,206,692	USD	4,498,600	RBC	6/15/2022	—	(315,991)
JPY	1,650,131,433	USD	13,141,805	SSB	6/15/2022	—	(318,004)
MXN	53,242,538	USD	2,576,210	GSI	6/15/2022	122,349	—
MXN	36,347,614	USD	1,765,836	UBS	6/15/2022	76,416	—
NOK	40,582,291	USD	4,672,440	BARC	6/15/2022	—	(342,222)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	35

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
NOK	41,820,844	USD	4,790,749	CITI	6/15/2022	—	$(328,375)
NOK	41,912,937	USD	4,790,749	MSCS	6/15/2022	—	(318,549)
NOK	122,008,147	USD	14,017,320	UBS	6/15/2022	—	(998,788)
NZD	9,260,899	USD	6,344,568	BARC	6/15/2022	—	(311,549)
NZD	9,091,982	USD	6,200,859	CIBC	6/15/2022	—	(277,882)
NZD	9,956,493	USD	6,856,952	CITI	6/15/2022	—	(370,789)
NZD	17,833,674	USD	11,552,945	HUS	6/15/2022	$64,812	—
NZD	1,159	USD	782	MSCS	6/15/2022	—	(27)
NZD	13,425,310	USD	8,708,584	SSB	6/15/2022	37,342	—
NZD	8,929,400	USD	5,612,244	UBS	6/15/2022	204,820	—
SGD	12,673,437	USD	9,113,699	ANZ	6/15/2022	136,364	—
SGD	251,068	USD	182,689	BARC	6/15/2022	560	—
SGD	1,057,000	USD	778,510	BNY	6/15/2022	—	(7,029)
SGD	12,805,830	USD	9,372,806	CIBC	6/15/2022	—	(26,112)
SGD	38,532,062	USD	27,982,870	CITI	6/15/2022	140,836	—
SGD	16,899,307	USD	12,296,585	GSI	6/15/2022	37,848	—
SGD	44,081,232	USD	32,012,748	HUS	6/15/2022	161,175	—
SGD	24,409,334	USD	17,481,996	JPM	6/15/2022	333,841	—
SGD	30,631,301	USD	22,261,538	MSCS	6/15/2022	95,576	—
SGD	12,793,973	USD	9,372,806	SSB	6/15/2022	—	(34,765)
SGD	32,006,631	USD	23,261,711	UBS	6/15/2022	99,226	—
USD	2,139,322	AUD	2,861,412	CIBC	6/15/2022	85,445	—
USD	6,932,773	AUD	9,392,389	CITI	6/15/2022	191,060	—
USD	11,061,977	AUD	15,333,645	HUS	6/15/2022	55,721	—
USD	48,507,505	AUD	66,815,899	JPM	6/15/2022	548,075	—
USD	1,353,133	AUD	1,798,414	MSCS	6/15/2022	62,259	—
USD	4,537,150	AUD	5,955,047	SSB	6/15/2022	262,709	—
USD	25,033,468	BRL	130,804,877	SSB	6/15/2022	—	(2,389,824)
USD	25,685,620	CAD	32,967,203	MSCS	6/15/2022	—	(375,789)
USD	2,534,249	CAD	3,187,396	RBC	6/15/2022	14,532	—
USD	4,645,930	COP	17,749,425,654	CITI	6/15/2022	—	(54,550)
USD	2,435,959	COP	9,315,105,333	SSB	6/15/2022	—	(30,908)
USD	1,663,755	EUR	1,508,737	ANZ	6/15/2022	43,073	—
USD	17,403,579	EUR	15,897,517	BARC	6/15/2022	326,499	—
USD	25,879,921	EUR	23,842,206	GSI	6/15/2022	268,673	—
USD	6,684,999	EUR	6,301,067	HUS	6/15/2022	—	(83,594)
USD	92,989,909	EUR	84,928,713	MSCS	6/15/2022	1,759,661	—
USD	8,357,893	EUR	7,876,333	RBC	6/15/2022	—	(102,849)
USD	26,088,751	EUR	24,098,220	SSB	6/15/2022	202,494	—
USD	17,004,099	EUR	15,865,145	UBS	6/15/2022	—	(38,207)
USD	14,184,368	GBP	11,507,746	BARC	6/15/2022	—	(316,558)
USD	42,581,414	GBP	32,500,937	CIBC	6/15/2022	1,626,939	—
36	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	7,362,251	GBP	5,984,028	JPM	6/15/2022	—	$(178,230)
USD	9,471,083	JPY	1,236,913,945	GSI	6/15/2022	—	(141,447)
USD	25,646,005	JPY	3,088,095,816	JPM	6/15/2022	$1,647,234	—
USD	253,270	JPY	32,245,012	MSCS	6/15/2022	2,682	—
USD	3,858,548	JPY	467,975,906	SSB	6/15/2022	221,729	—
USD	3,858,548	JPY	467,829,242	UBS	6/15/2022	222,868	—
USD	5,211,790	MXN	107,451,475	GSI	6/15/2022	—	(234,310)
USD	18,201,533	MXN	392,735,793	MSCS	6/15/2022	—	(1,703,997)
USD	28,039,467	NOK	251,920,587	CITI	6/15/2022	1,159,000	—
USD	4,477,887	NZD	6,406,582	ANZ	6/15/2022	304,315	—
USD	3,837,595	NZD	5,491,356	BARC	6/15/2022	260,248	—
USD	6,140,548	NZD	9,130,482	CIBC	6/15/2022	192,490	—
USD	11,554,704	NZD	17,721,124	HUS	6/15/2022	10,266	—
USD	7,528,781	NZD	11,863,583	MSCS	6/15/2022	—	(199,758)
USD	33,038,909	NZD	48,380,800	UBS	6/15/2022	1,521,207	—
USD	22,878,523	SGD	31,343,079	ANZ	6/15/2022	1,899	—
USD	9,222,312	SGD	12,495,772	CIBC	6/15/2022	101,923	—
USD	9,240,575	SGD	12,868,923	GSI	6/15/2022	—	(152,170)
USD	9,029,788	SGD	12,288,007	HUS	6/15/2022	61,042	—
USD	40,994,733	SGD	56,261,974	JPM	6/15/2022	—	(69,646)
USD	64,194,508	SGD	88,072,242	MSCS	6/15/2022	—	(87,486)
USD	9,240,575	SGD	12,811,179	UBS	6/15/2022	—	(110,023)
						$13,080,343	$(13,476,222)

Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar

Derivatives Abbreviations
ANZ	Australia and New Zealand Banking Group Limited
BARC	Barclays Bank PLC
BNY	The Bank of New York Mellon
BOA	Bank of America, N.A.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	37

CIBC	Canadian Imperial Bank of Commerce
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
RBC	Royal Bank of Canada
SSB	State Street Bank and Trust Company
UBS	UBS AG
At 5-31-22, the aggregate cost of investments for federal income tax purposes was $2,099,224,032. Net unrealized depreciation aggregated to $135,919,449, of which $18,416,225 related to gross unrealized appreciation and $154,335,674 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
38	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-22

Assets
Unaffiliated investments, at value (Cost $2,113,992,237) including $19,351,388 of securities loaned	$1,942,775,881
Affiliated investments, at value (Cost $19,777,926)	19,764,780
Total investments, at value (Cost $2,133,770,163)	1,962,540,661
Unrealized appreciation on forward foreign currency contracts	13,080,343
Receivable for futures variation margin	694,768
Cash	270,700
Foreign currency, at value (Cost $6,117,909)	6,227,849
Collateral held at broker for futures contracts	2,613,016
Collateral segregated at custodian for OTC derivative contracts	5,920,000
Dividends and interest receivable	17,708,786
Receivable for fund shares sold	1,089,249
Receivable for investments sold	13,279,247
Receivable for securities lending income	7,085
Other assets	117,319
Total assets	2,023,549,023
Liabilities
Unrealized depreciation on forward foreign currency contracts	13,476,222
Distributions payable	232,844
Payable for investments purchased	19,814,016
Payable for fund shares repurchased	2,046,633
Payable upon return of securities loaned	19,789,918
Payable to affiliates
Accounting and legal services fees	91,835
Transfer agent fees	104,976
Distribution and service fees	2,637
Trustees’ fees	510
Other liabilities and accrued expenses	472,276
Total liabilities	56,031,867
Net assets	$1,967,517,156
Net assets consist of
Paid-in capital	$2,274,511,069
Total distributable earnings (loss)	(306,993,913)
Net assets	$1,967,517,156

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	39

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($536,076,205 ÷ 89,174,889 shares)[1]	$6.01
Class C ($19,932,385 ÷ 3,315,562 shares)[1]	$6.01
Class I ($479,599,444 ÷ 79,934,937 shares)	$6.00
Class R2 ($10,782,469 ÷ 1,795,871 shares)	$6.00
Class R4 ($1,182,897 ÷ 196,800 shares)	$6.01
Class R5 ($6,287,215 ÷ 1,047,431 shares)	$6.00
Class R6 ($913,656,541 ÷ 152,103,936 shares)	$6.01
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$6.26

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
40	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 5-31-22

Investment income
Interest	$65,588,789
Dividends	4,972,999
Securities lending	79,279
Less foreign taxes withheld	(266,012)
Total investment income	70,375,055
Expenses
Investment management fees	7,331,105
Distribution and service fees	2,089,613
Accounting and legal services fees	301,573
Transfer agent fees	1,443,660
Trustees’ fees	33,763
Custodian fees	377,461
State registration fees	162,974
Printing and postage	88,362
Professional fees	140,963
Other	118,722
Total expenses	12,088,196
Less expense reductions	(195,970)
Net expenses	11,892,226
Net investment income	58,482,829
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(9,699,760)
Affiliated investments	(5,670)
Capital gain distributions received from affiliated investments	5,786
Futures contracts	840,619
Forward foreign currency contracts	9,101,561
Written options	783,258
1,025,794
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(225,391,363)
Affiliated investments	(11,548)
Futures contracts	2,878,080
Forward foreign currency contracts	(238,864)
Written options	9,615
(222,754,080)
Net realized and unrealized loss	(221,728,286)
Decrease in net assets from operations	$(163,245,457)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	41

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-22	Year ended 5-31-21
Increase (decrease) in net assets
From operations
Net investment income	$58,482,829	$47,338,645
Net realized gain	1,025,794	65,364,840
Change in net unrealized appreciation (depreciation)	(222,754,080)	43,532,167
Increase (decrease) in net assets resulting from operations	(163,245,457)	156,235,652
Distributions to shareholders
From earnings
Class A	(20,146,298)	(15,092,924)
Class B	—	(27,049)[1]
Class C	(676,955)	(982,428)
Class I	(21,633,356)	(16,046,882)
Class R1	—	(44,154)[1]
Class R2	(392,598)	(185,320)
Class R3	—	(30,592)[1]
Class R4	(91,981)	(84,245)
Class R5	(308,144)	(252,519)
Class R6	(36,159,034)	(22,421,965)
Total distributions	(79,408,366)	(55,168,078)
From fund share transactions	69,023,985	260,930,416
Total increase (decrease)	(173,629,838)	361,997,990
Net assets
Beginning of year	2,141,146,994	1,779,149,004
End of year	$1,967,517,156	$2,141,146,994

[1]	Share class was redesignated during the year. Refer to Note 6 for further details.
42	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$6.73	$6.39	$6.28	$6.25	$6.47
Net investment income[1]	0.16	0.14	0.17	0.20	0.20
Net realized and unrealized gain (loss) on investments	(0.66)	0.37	0.11	0.03	(0.22)
Total from investment operations	(0.50)	0.51	0.28	0.23	(0.02)
Less distributions
From net investment income	(0.22)	(0.17)	(0.17)	(0.20)	(0.20)
Net asset value, end of period	$6.01	$6.73	$6.39	$6.28	$6.25
Total return (%)[2,3]	(7.72)	8.17	4.50	3.72	(0.43)
Ratios and supplemental data
Net assets, end of period (in millions)	$536	$618	$543	$541	$607
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.82	0.85	0.82	0.80
Expenses including reductions	0.80	0.81	0.84	0.81	0.79
Net investment income	2.46	2.14	2.64	3.17	3.03
Portfolio turnover (%)	40	63	76	58	48

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	43

CLASS C SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$6.73	$6.39	$6.28	$6.25	$6.47
Net investment income[1]	0.11	0.09	0.12	0.15	0.15
Net realized and unrealized gain (loss) on investments	(0.65)	0.37	0.12	0.03	(0.22)
Total from investment operations	(0.54)	0.46	0.24	0.18	(0.07)
Less distributions
From net investment income	(0.18)	(0.12)	(0.13)	(0.15)	(0.15)
Net asset value, end of period	$6.01	$6.73	$6.39	$6.28	$6.25
Total return (%)[2,3]	(8.37)	7.41	3.77	2.99	(1.12)
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$30	$95	$146	$211
Ratios (as a percentage of average net assets):
Expenses before reductions	1.51	1.52	1.55	1.52	1.50
Expenses including reductions	1.50	1.51	1.54	1.51	1.49
Net investment income	1.75	1.39	1.94	2.48	2.32
Portfolio turnover (%)	40	63	76	58	48

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
44	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$6.72	$6.37	$6.27	$6.23	$6.46
Net investment income[1]	0.18	0.16	0.19	0.21	0.21
Net realized and unrealized gain (loss) on investments	(0.66)	0.38	0.10	0.04	(0.23)
Total from investment operations	(0.48)	0.54	0.29	0.25	(0.02)
Less distributions
From net investment income	(0.24)	(0.19)	(0.19)	(0.21)	(0.21)
Net asset value, end of period	$6.00	$6.72	$6.37	$6.27	$6.23
Total return (%)[2]	(7.32)	8.51	4.65	4.18	(0.29)
Ratios and supplemental data
Net assets, end of period (in millions)	$480	$602	$530	$595	$837
Ratios (as a percentage of average net assets):
Expenses before reductions	0.51	0.52	0.55	0.54	0.50
Expenses including reductions	0.50	0.51	0.54	0.53	0.49
Net investment income	2.75	2.43	2.93	3.47	3.31
Portfolio turnover (%)	40	63	76	58	48

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	45

CLASS R2 SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$6.72	$6.38	$6.27	$6.24	$6.46
Net investment income[1]	0.15	0.14	0.16	0.19	0.19
Net realized and unrealized gain (loss) on investments	(0.65)	0.36	0.12	0.03	(0.22)
Total from investment operations	(0.50)	0.50	0.28	0.22	(0.03)
Less distributions
From net investment income	(0.22)	(0.16)	(0.17)	(0.19)	(0.19)
Net asset value, end of period	$6.00	$6.72	$6.38	$6.27	$6.24
Total return (%)[2]	(7.82)	8.07	4.41	3.61	(0.54)
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$10	$3	$6	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.91	0.94	0.92	0.90
Expenses including reductions	0.90	0.91	0.93	0.91	0.89
Net investment income	2.36	2.09	2.57	3.07	2.92
Portfolio turnover (%)	40	63	76	58	48

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
46	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$6.73	$6.39	$6.28	$6.25	$6.47
Net investment income[1]	0.17	0.15	0.18	0.20	0.20
Net realized and unrealized gain (loss) on investments	(0.66)	0.37	0.11	0.04	(0.22)
Total from investment operations	(0.49)	0.52	0.29	0.24	(0.02)
Less distributions
From net investment income	(0.23)	(0.18)	(0.18)	(0.21)	(0.20)
Net asset value, end of period	$6.01	$6.73	$6.39	$6.28	$6.25
Total return (%)[2]	(7.58)	8.34	4.67	3.87	(0.28)
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$3	$3	$3	$143
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.76	0.78	0.77	0.75
Expenses including reductions	0.65	0.66	0.67	0.67	0.64
Net investment income	2.56	2.29	2.80	3.30	3.18
Portfolio turnover (%)	40	63	76	58	48

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	47

CLASS R5 SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$6.72	$6.38	$6.27	$6.24	$6.46
Net investment income[1]	0.18	0.17	0.19	0.22	0.22
Net realized and unrealized gain (loss) on investments	(0.66)	0.36	0.11	0.03	(0.22)
Total from investment operations	(0.48)	0.53	0.30	0.25	—
Less distributions
From net investment income	(0.24)	(0.19)	(0.19)	(0.22)	(0.22)
Net asset value, end of period	$6.00	$6.72	$6.38	$6.27	$6.24
Total return (%)[2]	(7.41)	8.57	4.88	4.08	(0.09)
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$10	$7	$7	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	0.46	0.46	0.49	0.47	0.45
Expenses including reductions	0.45	0.45	0.48	0.47	0.44
Net investment income	2.80	2.50	3.01	3.54	3.38
Portfolio turnover (%)	40	63	76	58	48

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
48	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$6.73	$6.38	$6.27	$6.24	$6.46
Net investment income[1]	0.19	0.17	0.19	0.22	0.22
Net realized and unrealized gain (loss) on investments	(0.66)	0.37	0.12	0.03	(0.22)
Total from investment operations	(0.47)	0.54	0.31	0.25	—
Less distributions
From net investment income	(0.25)	(0.19)	(0.20)	(0.22)	(0.22)
Net asset value, end of period	$6.01	$6.73	$6.38	$6.27	$6.24
Total return (%)[2]	(7.21)	8.61	4.93	4.13	(0.03)
Ratios and supplemental data
Net assets, end of period (in millions)	$914	$869	$582	$461	$1,525
Ratios (as a percentage of average net assets):
Expenses before reductions	0.40	0.41	0.44	0.42	0.40
Expenses including reductions	0.40	0.41	0.43	0.42	0.39
Net investment income	2.86	2.54	3.04	3.58	3.45
Portfolio turnover (%)	40	63	76	58	48

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	49

Notes to financial statements
Note 1—Organization
John Hancock Income Fund (the fund) is a series of John Hancock Strategic Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
50	JOHN HANCOCK Income Fund | ANNUAL REPORT

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of May 31, 2022, by major security category or type:
	Total value at 5-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$144,028,748	—	$144,028,748	—
Foreign government obligations	446,825,056	—	446,825,056	—
Corporate bonds	935,175,940	—	935,175,940	—
Convertible bonds	35,991,891	—	35,991,891	—
Capital preferred securities	2,923,851	—	2,923,851	—
Term loans	183,015,278	—	183,015,278	—
Collateralized mortgage obligations	79,367,688	—	79,367,688	—
Asset backed securities	16,022,128	—	16,022,128	—
Common stocks	5,549,339	$5,549,339	—	—
Preferred securities	60,158,962	55,952,691	4,206,271	—
Short-term investments	53,481,780	19,764,780	33,717,000	—
Total investments in securities	$1,962,540,661	$81,266,810	$1,881,273,851	—
Derivatives:
Assets
Futures	$1,159,801	$1,159,801	—	—
Forward foreign currency contracts	13,080,343	—	$13,080,343	—
Liabilities
Forward foreign currency contracts	(13,476,222)	—	(13,476,222)	—
ANNUAL REPORT | JOHN HANCOCK Income Fund	51

Total value at 5-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, it could impair the fund’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
At May 31, 2022, the fund had $219,075 in unfunded loan commitments outstanding.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the
52	JOHN HANCOCK Income Fund | ANNUAL REPORT

U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of May 31, 2022, the fund loaned securities valued at $19,351,388 and received $19,789,918 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect
ANNUAL REPORT | JOHN HANCOCK Income Fund	53

of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2022 were $9,666.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2022, the fund has a short-term capital loss carryforward of $106,881,680 and a long-term capital loss carryforward of $64,068,691 available to offset future net realized capital gains. These carryforwards do not expire.
54	JOHN HANCOCK Income Fund | ANNUAL REPORT

As of May 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2022 and 2021 was as follows:
	May 31, 2022	May 31, 2021
Ordinary income	$79,408,366	$55,168,078
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2022, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to contingent payment debt instrument, foreign currency transactions, derivative transactions and amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the
ANNUAL REPORT | JOHN HANCOCK Income Fund	55

U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended May 31, 2022, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with USD notional values ranging from $56.6 million to $461.4 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended May 31, 2022, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with USD notional values ranging from $111.2 million to $1,273.9 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying asset at the exercise price. A put option gives the purchaser of the option the right to sell (and the
56	JOHN HANCOCK Income Fund | ANNUAL REPORT

writer the obligation to buy) the underlying asset at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums on purchased options, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
Purchased options are included in the Fund’s investments and are subsequently “marked-to-market” to reflect current market value. If a purchased option expires, the fund realizes a loss equal to the premium paid for the option. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying asset transaction to determine the realized gain (loss). Written options are included as liabilities in the Statement of assets and liabilities and are “marked-to-market” to reflect the current market value. If the written option expires, the fund realizes a gain equal to the premium received. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying asset transaction to determine the realized gain (loss).
During the year ended May 31, 2022, the fund used purchased options contracts to manage against changes in foreign currency exchange rates. The fund held purchased options contracts with market values ranging up to $143,000, as measured at each quarter end.There were no open purchased options contracts as of May 31, 2022.
During the year ended May 31, 2022, the fund wrote option contracts to manage against changes in foreign currency exchange rates. The fund held written option contracts with market values ranging up to $475,000, as measured at each quarter end. There were no open written option contracts as of May 31, 2022.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at May 31, 2022 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$1,159,801	—
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	13,080,343	$(13,476,222)
			$14,240,144	$(13,476,222)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
ANNUAL REPORT | JOHN HANCOCK Income Fund	57

Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2022:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Interest rate	—	$840,619	—	—	$840,619
Currency	$(332,664)	—	$9,101,561	$783,258	9,552,155
Total	$(332,664)	$840,619	$9,101,561	$783,258	$10,392,774

[1]	Realized gain (loss) associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2022:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Written options	Total
Interest rate	$2,878,080	—	—	$2,878,080
Currency	—	$(238,864)	$9,615	(229,249)
Total	$2,878,080	$(238,864)	$9,615	$2,648,831
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of: (a) 0.60% of the first $100 million of the fund’s average daily net assets; (b) 0.45% of the next $150 million of the fund’s average daily net assets; (c) 0.40% of the next $250 million of the fund’s average daily net assets; (d) 0.35% of the next $150 million of the fund’s average daily net assets; and (e) 0.30% of the fund’s average daily net assets in excess of $650 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
58	JOHN HANCOCK Income Fund | ANNUAL REPORT

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended May 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$52,754
Class C	2,247
Class I	52,126
Class R2	1,053
Class	Expense reduction
Class R4	$233
Class R5	737
Class R6	84,258
Total	$193,408

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2022, were equivalent to a net annual effective rate of 0.33% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class R5	—	0.05%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2022, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $2,562 for Class R4 shares for the year ended May 31, 2022.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $252,618 for the year ended May 31, 2022. Of this amount, $34,585 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $218,033 was paid as sales commissions to broker-dealers.
ANNUAL REPORT | JOHN HANCOCK Income Fund	59

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2022, CDSCs received by the Distributor amounted to $4,873 and $1,587 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$1,766,946	$669,994
Class C	250,524	28,500
Class I	—	661,181
Class R2	59,030	1,021
Class R4	8,971	222
Class R5	4,142	712
Class R6	—	82,030
Total	$2,089,613	$1,443,660
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$64,500,000	2	0.625%	$2,239
60	JOHN HANCOCK Income Fund | ANNUAL REPORT

Note 6—Fund share transactions
Transactions in fund shares for the years ended May 31, 2022 and 2021 were as follows:
	Year Ended 5-31-22		Year Ended 5-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	10,888,059	$70,564,280	19,347,248	$128,926,362
Distributions reinvested	2,845,510	18,370,644	2,044,226	13,635,575
Repurchased	(16,294,627)	(105,139,907)	(14,665,312)	(97,801,867)
Net increase (decrease)	(2,561,058)	$(16,204,983)	6,726,162	$44,760,070
Class B shares
Sold	—	—	101	$663
Distributions reinvested	—	—	3,526	23,124
Repurchased	—	—	(928,557)	(6,124,459)
Net decrease	—	—	(924,930)	$(6,100,672)
Class C shares
Sold	248,134	$1,601,313	488,757	$3,249,125
Distributions reinvested	100,802	652,389	138,680	920,236
Repurchased	(1,517,538)	(9,857,066)	(10,988,883)	(73,197,173)
Net decrease	(1,168,602)	$(7,603,364)	(10,361,446)	$(69,027,812)
Class I shares
Sold	19,889,419	$129,467,798	22,670,289	$150,986,083
Distributions reinvested	3,165,061	20,422,236	2,263,729	15,070,006
Repurchased	(32,639,786)	(207,939,835)	(18,604,211)	(123,752,311)
Net increase (decrease)	(9,585,306)	$(58,049,801)	6,329,807	$42,303,778
Class R1 shares
Sold	—	—	52,454	$345,250
Distributions reinvested	—	—	5,576	36,735
Repurchased	—	—	(988,556)	(6,568,744)
Net decrease	—	—	(930,526)	$(6,186,759)
Class R2 shares
Sold	749,798	$4,939,912	1,376,644	$9,152,894
Distributions reinvested	60,519	389,801	27,459	183,634
Repurchased	(506,055)	(3,236,222)	(453,936)	(3,030,456)
Net increase	304,262	$2,093,491	950,167	$6,306,072
ANNUAL REPORT | JOHN HANCOCK Income Fund	61

	Year Ended 5-31-22		Year Ended 5-31-21
	Shares	Amount	Shares	Amount
Class R3 shares
Sold	—	—	36,366	$238,128
Distributions reinvested	—	—	4,254	27,939
Repurchased	—	—	(684,924)	(4,538,111)
Net decrease	—	—	(644,304)	$(4,272,044)
Class R4 shares
Sold	74,599	$494,767	213,865	$1,431,246
Distributions reinvested	14,055	91,974	12,624	84,242
Repurchased	(398,627)	(2,621,887)	(144,004)	(963,859)
Net increase (decrease)	(309,973)	$(2,035,146)	82,485	$551,629
Class R5 shares
Sold	151,205	$983,972	701,285	$4,679,275
Distributions reinvested	47,262	306,057	37,883	252,383
Repurchased	(593,752)	(3,869,997)	(462,999)	(3,095,350)
Net increase (decrease)	(395,285)	$(2,579,968)	276,169	$1,836,308
Class R6 shares
Sold	44,634,766	$292,649,550	52,649,935	$349,143,908
Distributions reinvested	5,490,566	35,363,966	3,265,041	21,782,798
Repurchased	(27,119,635)	(174,609,760)	(17,978,708)	(120,166,860)
Net increase	23,005,697	$153,403,756	37,936,268	$250,759,846
Total net increase	9,289,735	$69,023,985	39,439,852	$260,930,416
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B, Class R1, and Class R3 were terminated, and shareholders in these classes became shareholders of the respective classes identified below, in each case with the same or lower total net expenses. The following amounts are included in the amount repurchased of the terminated classes and the amount sold of the redesignated classes.
Redesignation	Effective date	Amount
Class R3 shares as Class R2 shares	October 9, 2020	$2,461,545
Class B shares as Class A shares	October 14, 2020	$3,153,811
Class R1 shares as Class R2 shares	October 23, 2020	$5,004,936
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $798,047,149 and $762,512,468, respectively, for the year ended May 31, 2022. Purchases and sales of U.S. Treasury obligations aggregated $104,513,022 and $74,437,708, respectively, for the year ended May 31, 2022.
62	JOHN HANCOCK Income Fund | ANNUAL REPORT

Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	1,976,735	$8,512,681	$182,580,456	$(171,311,139)	$(5,670)	$(11,548)	$79,279	$5,786	$19,764,780

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 10—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Income Fund	63

Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
64	JOHN HANCOCK Income Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Strategic Series and Shareholders of John Hancock Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Income Fund (one of the funds constituting John Hancock Strategic Series, referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statements of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers, when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	65

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
66	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	67

•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
68	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	189
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	189
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	189
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2005	189
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	189
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2008	189
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	69

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2005	189
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	189
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	189
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	189
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
70	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Non-Independent Trustees[3] (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Marianne Harrison, Born: 1963	2018	189
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	71

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
72	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
1 Effective March 15, 2023, Daniel S. Janis III will be retiring as a portfolio manager.
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Christopher M. Chapman, CFA
Thomas C. Goggins
Daniel S. Janis III1
Bradley L. Lutz, CFA
Kisoo Park
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	73

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2234727	91A 5/22
7/2022

Annual report
John Hancock
Managed Account Shares
Fixed income
May 31, 2022

A message to shareholders
Dear shareholder,
The bond market declined for the 12 months ended May 31, 2022, reflecting a broad rise in bond yields. A recovering and growing economy, combined with supply chain shortages and increased government spending, led to the inflation rate surging to a 40-year high. To combat rising inflationary pressures, the U.S. Federal Reserve (Fed) began raising short-term interest rates in March 2022, which pushed bond yields higher and prices lower. Furthermore, the conflict between Russia and Ukraine, which created significant geopolitical and economic uncertainty, led to heightened volatility in the bond market. Although bond yields rose across the board, short-term bond yields increased the most, reflecting the Fed’s interest-rate hikes and expectations for more going forward.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Managed Account Shares

2	Managed Account Shares Portfolios’ strategy at a glance
8	Management’s discussion of portfolio performance
10	Managed Account Shares Investment-Grade Corporate Bond Portfolio
11	Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
12	Managed Account Shares Securitized Debt Portfolio
13	Your expenses
14	Portfolios’ investments
34	Financial statements
37	Financial highlights
39	Notes to financial statements
45	Report of independent registered public accounting firm
46	Tax information
47	Statement regarding liquidity risk management
48	Trustees and Officers
51	More information
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	1

Managed Account Shares Portfolios’ strategy at a glance
John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Investment-grade corporate bonds fell sharply
The combination of sharply rising U.S. Treasury yields and widening yield spreads led to a double-digit loss for corporates.
The portfolio outperformed its benchmark
Although the portfolio lost ground in relative terms, it outpaced the Bloomberg U.S. Corporate Bond Index.
Yield curve positioning contributed
An underweight in longer-term bonds (those with maturities of 20 years and above) was the primary contributor to relative performance.
SECTOR COMPOSITION AS OF 5/31/2022 (% of net assets)

QUALITY COMPOSITION AS OF 5/31/2022 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-22 and do not reflect subsequent downgrades or upgrades, if any.
2	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

COUNTRY COMPOSITION AS OF 5/31/2022 (% of net assets)
United States	81.2
Ireland	3.0
United Kingdom	2.4
Netherlands	2.1
Canada	2.0
Japan	1.6
Bermuda	1.1
Germany	1.1
France	1.1
United Arab Emirates	1.0
Other countries	3.4
TOTAL	100.0
Notes about risk
The portfolio is subject to various risks as described in the portfolio’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	3

John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

High-yield bonds lost ground during the reporting period
Although the high-yield category posted a loss in absolute terms, it outpaced the investment-grade market.
The portfolio underperformed its benchmark
The portfolio’s longer duration (higher interest-rate sensitivity) versus the ICE BofA U.S. High Yield Index was the primary detractor from results.
Security selection and sector allocations were also modest detractors
An underweight in energy, together with selection in the sector, pressured relative performance.
SECTOR COMPOSITION AS OF 5/31/2022 (% of net assets)

QUALITY COMPOSITION AS OF 5/31/2022 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-22 and do not reflect subsequent downgrades or upgrades, if any.
4	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

COUNTRY COMPOSITION AS OF 5/31/2022 (% of net assets)
United States	75.7
Canada	5.1
Luxembourg	3.9
Mexico	2.5
United Kingdom	2.4
Ireland	2.0
Brazil	1.6
Israel	1.1
Netherlands	1.1
United Arab Emirates	1.0
Other countries	3.6
TOTAL	100.0
Notes about risk
The portfolio is subject to various risks as described in the portfolio’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	5

John Hancock Managed Account Shares Securitized Debt Portfolio
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Securitized assets experienced losses in the annual period
Rising interest rates and the U.S. Federal Reserve’s shift to tighter monetary policy weighed on all areas of the bond market, fueling losses for all segments of the securitized category.
The portfolio outperformed its benchmark
Although the portfolio lost ground in absolute terms, it outpaced the Bloomberg U.S. MBS/ABS/CMBS Securitized Index.
Yield curve positioning was the primary contributor to relative performance
Asset allocation also added value, while security selection detracted.
PORTFOLIO COMPOSITION AS OF 5/31/2022 (% of net assets)

QUALITY COMPOSITION AS OF 5/31/2022 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-22 and do not reflect subsequent downgrades or upgrades, if any.
6	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

COUNTRY COMPOSITION AS OF 5/31/2022 (% of net assets)
United States	84.0
Cayman Islands	15.6
Other countries	0.4
TOTAL	100.0
Notes about risk
The portfolio is subject to various risks as described in the portfolio’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	7

Management’s discussion of portfolio performance
How would you describe the investment environment during the 12 months ended May 31, 2022?
The bond market experienced significant headwinds during the period, ending a long, multi-year stretch of positive performance. The market held up well through most of 2021 despite rising inflation, largely as a result of the U.S. Federal Reserve’s (Fed’s) stance that the price pressures were transitory. The environment grew more challenging in November, when the Fed was compelled to shift its policy as it became apparent that inflation was becoming entrenched. It announced that it would taper quantitative easing and begin to raise interest rates in 2022. The Fed subsequently raised rates a number of times during the later part of the period; market prices reflected expectations that it would raise rates several more times before the end of the year.
These developments weighed heavily on bond market performance, causing U.S. Treasury yields to rise sharply as prices fell. Investment-grade corporates lagged U.S. Treasuries by a sizable margin and were the worst-performing segment of the market. High-yield corporates and securitized assets (mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities), while losing ground in absolute terms, nonetheless outpaced Treasuries.
How did each of the portfolios perform?
The Investment-Grade Corporate Bond Portfolio posted a negative return but outperformed its benchmark, the Bloomberg U.S. Corporate Bond Index. Yield curve positioning—specifically, an underweight in bonds with maturities of 20 years and above—was the primary contributor to relative performance. Sector allocations were a very slight positive versus the benchmark, with the advantages coming from an overweight in the energy sector and government-related securities. Security selection detracted from performance, with the weakest results occurring in the consumer noncyclical, communications, and basic industries categories.
The Non-Investment-Grade Corporate Bond Portfolio underperformed the ICE BofA U.S. High Yield Index. The portfolio’s longer duration (higher interest-rate sensitivity) versus the index was the primary detractor from results. Sector allocations also detracted, with the majority of the shortfall stemming from an underweight in energy. An overweight in banks hurt, as well, but an underweight in consumer noncyclicals contributed. The portfolio also lost some ground through security selection due to notable weakness in the energy and electric utilities sectors.
The Securitized Debt Portfolio outpaced the Bloomberg U.S. Securitized MBS/ABS/CMBS Index largely as a result of an underweight in duration. Asset allocation further helped performance. Nearly two-thirds of the portfolio was allocated to asset-backed securities (ABS), which aren’t represented in the benchmark. ABS, while posting a loss, were the best-performing segment of the securitized space in the past year. On the other hand, security selection detracted somewhat.
How would you characterize your portfolio activity?
Throughout the year, we made steady, gradual shifts in the Investment-Grade Corporate Bond Portfolio in an effort to capitalize on relative value opportunities. At the sector level, the largest increases occurred in the consumer cyclical, finance, and banking industries. Our most sizable reductions were in technology and communications. We continued to emphasize BBB-rated debt, and we added to the weighting over the course of the period. We reduced the portfolio’s weighting in longer-term bonds, since the flat yield curve meant that longer-dated bonds had become less attractive on a relative basis.
In the Non-Investment-Grade Corporate Bond Portfolio, we reduced duration and shifted toward short- and intermediate-maturity securities. We remained overweight in higher-quality market segments (bonds rated BB and B) and underweight in lower-quality CCC-rated issues.
In the Securitized Debt Portfolio, we had a preference for ABS, particularly esoteric subsectors such as franchise receivables and container deals. The portfolio had limited holdings in agency mortgage-backed securities at the end of the period, where we believe valuations are historically tight and the potential existed for shifts in Fed policy to have an adverse effect on supply-and-demand dynamics.
8	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Can you tell us about manager additions?
Effective June 30, 2021, Pranay Sonalkar was added to the management team. Effective March 31, 2022, Connor Minnaar, CFA, was added to manage John Hancock Managed Account Shares Securitized Debt Portfolio.
MANAGED BY

Howard C. Greene, CFA
Jeffrey N. Given, CFA
Pranay Sonalkar
Connor Minnaar, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolios for the entire period. Portfolio composition is subject to review in accordance with each portfolio’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	9

Managed Account Shares Investment-Grade Corporate Bond Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Corporate Bond Index.
The Bloomberg U.S. Corporate Bond Index tracks the investment grade, fixed-rate, taxable corporate bond market.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
PERFORMANCE CHART

Total returns for the period ended 5-31-22 (%)
	Investment-Grade Corporate Bond Portfolio	Bloomberg U.S. Corporate Bond Index
Inception	7-9-19	7-9-19
Average annual total returns
1 year	-9.54	-10.28
Since inception	0.17	-0.06
Cumulative returns
Since inception	0.49	-0.18
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.17
Net (%)	0.00
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the portfolio.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
10	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the ICE BofA U.S. High Yield Index.
The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. High Yield Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market and includes issues with a credit rating of BBB or below.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
PERFORMANCE CHART

Total returns for the period ended 5-31-22 (%)
	Non-Investment-Grade Corporate Bond Portfolio	ICE BofA U.S. High Yield Index
Inception	7-9-19	7-9-19
Average annual total returns
1 year	-5.98	-5.00
Since inception	1.34	2.36
Cumulative returns
Since inception	3.93	6.99
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.32
Net (%)	0.00
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the portfolio.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	11

Managed Account Shares Securitized Debt Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Managed Account Shares Securitized Debt Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Securitized MBS ABS CMBS Index.
The Bloomberg U.S. Securitized MBS ABS CMBS Index tracks the performance of mortgage-backed securities (MBS) guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac; investment-grade debt asset-backed securities (ABS); and investment-grade commercial mortgage-backed securities (CMBS).
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
PERFORMANCE CHART

Total returns for the period ended 5-31-22 (%)
	Securitized Debt Portfolio	Bloomberg U.S. Securitized MBS ABS CMBS Index
Inception	7-9-19	7-9-19
Average annual total returns
1 year	-5.98	-7.58
Since inception	0.37	-0.88
Cumulative returns
Since inception	1.08	-2.51
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.25
Net (%)	0.00
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the portfolio.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
12	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (December 1, 2021 through May 31, 2022).
Actual expenses/actual returns
The first line in the table on the following page is intended to provide information about a portfolio’s actual ongoing operating expenses, and is based on the portfolio’s actual NAV return. It assumes an account value of $1,000.00 on December 1, 2021, with the same investment held until May 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2022, by $1,000.00, then multiply it by the “expenses paid” from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line in the table on the following page allows you to compare a portfolio’s ongoing operating expenses with those of any other portfolio. It provides an example of the portfolio’s hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the portfolio’s actual return). It assumes an account value of $1,000.00 on December 1, 2021, with the same investment held until May 31, 2022. Look in any other portfolio shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 12-1-2021	Ending value on 5-31-2022	Expenses paid during period ended 5-31-2022[1]	Annualized expense ratio
Managed Account Shares Investment-Grade Corporate Bond Portfolio
Actual expenses/actual returns	$1,000.00	$889.10	$0.00	0.00%
Hypothetical example	1,000.00	1,024.90	0.00	0.00%
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
Actual expenses/actual returns	$1,000.00	$933.40	$0.00	0.00%
Hypothetical example	1,000.00	1,024.90	0.00	0.00%
Managed Account Shares Securitized Debt Portfolio
Actual expenses/actual returns	$1,000.00	$945.50	$0.00	0.00%
Hypothetical example	1,000.00	1,024.90	0.00	0.00%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	13

Portfolios’ investments
MANAGED ACCOUNT SHARES INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

As of 5-31-22
	Rate (%)	Maturity date	Par value^	Value
Foreign government obligations 0.6%				$236,250
(Cost $232,110)
Saudi Arabia 0.6%				236,250
Kingdom of Saudi Arabia Bond (A)	4.375	04-16-29	225,000	236,250

Corporate bonds 96.8%				$36,063,253
(Cost $40,219,470)
Communication services 6.5%				2,434,186
Diversified telecommunication services 0.5%
Level 3 Financing, Inc. (A)	3.400	03-01-27	25,000	22,486
Telefonica Emisiones SA	5.213	03-08-47	165,000	155,331
Entertainment 0.7%
Magallanes, Inc. (A)	4.279	03-15-32	266,000	248,616
Media 2.6%
Charter Communications Operating LLC	3.900	06-01-52	200,000	149,194
Charter Communications Operating LLC	4.200	03-15-28	221,000	213,912
Charter Communications Operating LLC	4.800	03-01-50	225,000	193,432
Charter Communications Operating LLC	5.750	04-01-48	229,000	222,166
Charter Communications Operating LLC	6.484	10-23-45	195,000	201,330
Wireless telecommunication services 2.7%
T-Mobile USA, Inc.	2.050	02-15-28	355,000	316,462
T-Mobile USA, Inc.	3.300	02-15-51	85,000	65,107
T-Mobile USA, Inc. (A)	3.400	10-15-52	250,000	194,339
T-Mobile USA, Inc.	3.750	04-15-27	36,000	35,542
T-Mobile USA, Inc.	3.875	04-15-30	370,000	355,811
T-Mobile USA, Inc.	4.500	04-15-50	65,000	60,458
Consumer discretionary 11.8%				4,386,891
Auto components 0.2%
Aptiv PLC	3.250	03-01-32	67,000	59,136
Automobiles 4.3%
General Motors Company	4.200	10-01-27	264,000	255,720
General Motors Financial Company, Inc.	2.400	10-15-28	342,000	293,289
General Motors Financial Company, Inc.	3.600	06-21-30	593,000	531,937
Hyundai Capital America (A)	2.375	10-15-27	360,000	322,912
Nissan Motor Company, Ltd. (A)	4.810	09-17-30	225,000	211,000
Hotels, restaurants and leisure 6.4%
Booking Holdings, Inc.	4.625	04-13-30	196,000	202,311
Choice Hotels International, Inc.	3.700	12-01-29	250,000	230,665
Choice Hotels International, Inc.	3.700	01-15-31	75,000	68,773
Expedia Group, Inc.	2.950	03-15-31	66,000	55,730
Expedia Group, Inc.	3.250	02-15-30	330,000	291,403
Expedia Group, Inc.	3.800	02-15-28	320,000	304,807
Expedia Group, Inc.	4.625	08-01-27	367,000	366,398
Expedia Group, Inc.	5.000	02-15-26	116,000	117,872
Marriott International, Inc.	2.850	04-15-31	240,000	207,916
Marriott International, Inc.	3.500	10-15-32	34,000	30,541
Marriott International, Inc.	4.625	06-15-30	200,000	198,035
Marriott International, Inc.	4.650	12-01-28	313,000	313,197
Internet and direct marketing retail 0.8%
eBay, Inc.	2.700	03-11-30	340,000	300,852
Specialty retail 0.1%
AutoNation, Inc.	4.750	06-01-30	25,000	24,397
14	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples 2.4%				$892,933
Beverages 0.7%
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	269,000	255,953
Food products 1.7%
JBS Finance Luxembourg Sarl (A)	3.625	01-15-32	320,000	271,069
Kraft Heinz Foods Company	5.000	06-04-42	79,000	75,763
Kraft Heinz Foods Company	5.500	06-01-50	120,000	122,585
Kraft Heinz Foods Company	6.500	02-09-40	150,000	167,563
Energy 12.0%				4,469,293
Oil, gas and consumable fuels 12.0%
Aker BP ASA (A)	3.750	01-15-30	150,000	139,787
Aker BP ASA (A)	4.000	01-15-31	150,000	140,719
Continental Resources, Inc.	3.800	06-01-24	218,000	219,280
Continental Resources, Inc.	4.900	06-01-44	82,000	73,645
Diamondback Energy, Inc.	3.125	03-24-31	69,000	62,571
Enbridge, Inc. (5.500% to 7-15-27, then 3 month LIBOR + 3.418%)	5.500	07-15-77	205,000	184,835
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80	154,000	146,246
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	255,000	246,255
Energy Transfer LP	4.200	04-15-27	83,000	81,745
Energy Transfer LP	5.150	03-15-45	168,000	150,553
Energy Transfer LP	5.250	04-15-29	364,000	372,491
Energy Transfer LP	5.400	10-01-47	60,000	55,229
Energy Transfer LP	5.500	06-01-27	125,000	129,559
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	239,000	207,468
EQT Corp.	7.500	02-01-30	100,000	111,018
Kinder Morgan Energy Partners LP	7.750	03-15-32	22,000	26,590
Lundin Energy Finance BV (A)	3.100	07-15-31	402,000	353,936
Midwest Connector Capital Company LLC (A)	3.900	04-01-24	70,000	69,564
MPLX LP	4.000	03-15-28	263,000	257,034
MPLX LP	4.125	03-01-27	12,000	11,883
MPLX LP	4.250	12-01-27	50,000	49,506
Ovintiv, Inc.	7.200	11-01-31	23,000	26,083
Sabine Pass Liquefaction LLC	4.200	03-15-28	82,000	81,048
Sabine Pass Liquefaction LLC	4.500	05-15-30	504,000	502,284
Sabine Pass Liquefaction LLC	5.000	03-15-27	75,000	77,313
Targa Resources Corp.	4.950	04-15-52	215,000	196,860
Targa Resources Partners LP	4.000	01-15-32	225,000	205,313
The Williams Companies, Inc.	3.750	06-15-27	249,000	244,184
TransCanada PipeLines, Ltd.	4.250	05-15-28	46,000	46,294
Financials 21.9%				8,169,721
Banks 8.6%
Bank of America Corp. (3.846% to 3-8-32, then 5 Year CMT + 2.000%)	3.846	03-08-37	192,000	173,828
Bank of America Corp. (4.271% to 7-23-28, then 3 month LIBOR + 1.310%)	4.271	07-23-29	100,000	99,320
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (B)	6.300	03-10-26	50,000	50,951
Barclays PLC	4.375	01-12-26	200,000	200,626
Citigroup, Inc. (2.561% to 5-1-31, then SOFR + 1.167%)	2.561	05-01-32	94,000	80,463
Citizens Financial Group, Inc.	3.250	04-30-30	115,000	105,066
Credit Agricole SA (A)	2.811	01-11-41	250,000	180,272
Credit Agricole SA (A)	3.250	01-14-30	250,000	220,935
JPMorgan Chase & Co. (4.600% to 2-1-25, then SOFR + 3.125%) (B)	4.600	02-01-25	75,000	67,227
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)	6.750	02-01-24	135,000	138,787
Lloyds Banking Group PLC	4.450	05-08-25	200,000	203,137
NatWest Group PLC (3.754% to 11-1-24, then 5 Year CMT + 2.100%)	3.754	11-01-29	200,000	195,558
Santander Holdings USA, Inc. (2.490% to 1-6-27, then SOFR + 1.249%)	2.490	01-06-28	143,000	129,848
Santander Holdings USA, Inc.	3.244	10-05-26	400,000	382,680
Santander Holdings USA, Inc.	3.450	06-02-25	275,000	270,276
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	15

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Santander Holdings USA, Inc.	4.400	07-13-27	225,000	$222,639
The PNC Financial Services Group, Inc. (3.400% to 9-15-26, then 5 Year CMT + 2.595%) (B)	3.400	09-15-26	190,000	158,644
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (B)	4.850	06-01-23	43,000	41,291
The PNC Financial Services Group, Inc. (3 month LIBOR + 3.678%) (B)(C)	4.964	08-01-22	58,000	57,424
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (B)	5.875	06-15-25	226,000	224,870
Capital markets 6.9%
Ares Capital Corp.	2.150	07-15-26	227,000	199,764
Ares Capital Corp.	2.875	06-15-28	116,000	98,144
Ares Capital Corp.	3.875	01-15-26	270,000	258,212
Ares Capital Corp.	4.200	06-10-24	34,000	34,127
Blackstone Private Credit Fund (A)	2.350	11-22-24	147,000	137,850
Blackstone Private Credit Fund (A)	2.700	01-15-25	116,000	108,840
Blackstone Private Credit Fund (A)	3.250	03-15-27	33,000	29,180
Blackstone Private Credit Fund (A)	4.000	01-15-29	163,000	143,988
Cantor Fitzgerald LP (A)	4.875	05-01-24	275,000	280,651
Deutsche Bank AG (2.311% to 11-16-26, then SOFR + 1.219%)	2.311	11-16-27	200,000	177,036
Deutsche Bank AG (2.552% to 1-7-27, then SOFR + 1.318%)	2.552	01-07-28	260,000	231,147
Hercules Capital, Inc.	2.625	09-16-26	48,000	43,014
Lazard Group LLC	4.375	03-11-29	27,000	26,325
Macquarie Bank, Ltd. (A)	3.624	06-03-30	200,000	177,896
Morgan Stanley (2.239% to 7-21-31, then SOFR + 1.178%)	2.239	07-21-32	95,000	80,198
Morgan Stanley (2.484% to 9-16-31, then SOFR + 1.360%)	2.484	09-16-36	219,000	176,649
Oaktree Specialty Lending Corp.	2.700	01-15-27	164,000	145,680
The Goldman Sachs Group, Inc. (2.650% to 10-21-31, then SOFR + 1.264%)	2.650	10-21-32	184,000	157,724
The Goldman Sachs Group, Inc.	3.850	01-26-27	83,000	82,278
Consumer finance 0.4%
Capital One Financial Corp. (1.343% to 12-6-23, then SOFR + 0.690%)	1.343	12-06-24	161,000	155,383
Diversified financial services 1.2%
Jefferies Group LLC	4.150	01-23-30	155,000	145,584
Jefferies Group LLC	4.850	01-15-27	137,000	139,301
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	170,000	164,903
Insurance 4.8%
Ascot Group, Ltd. (A)	4.250	12-15-30	50,000	48,783
Athene Holding, Ltd.	3.500	01-15-31	418,000	372,873
CNO Financial Group, Inc.	5.250	05-30-29	130,000	131,828
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%)	6.400	12-15-36	234,000	240,435
New York Life Insurance Company (A)	3.750	05-15-50	24,000	20,493
Nippon Life Insurance Company (2.750% to 1-21-31, then 5 Year CMT + 2.653%) (A)	2.750	01-21-51	235,000	198,492
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. Swap Rate + 3.650%) (A)	5.100	10-16-44	200,000	201,856
Ohio National Financial Services, Inc. (A)	5.800	01-24-30	200,000	200,921
Prudential Financial, Inc. (5.125% to 11-28-31, then 5 Year CMT + 3.162%)	5.125	03-01-52	98,000	94,203
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	69,000	68,721
SBL Holdings, Inc. (A)	5.000	02-18-31	105,000	92,264
Teachers Insurance & Annuity Association of America (A)	4.270	05-15-47	69,000	64,114
Unum Group	4.125	06-15-51	48,000	37,022
Health care 6.1%				2,284,210
Health care providers and services 5.2%
AmerisourceBergen Corp.	2.800	05-15-30	113,000	101,877
CVS Health Corp.	3.750	04-01-30	117,000	112,866
CVS Health Corp.	4.300	03-25-28	220,000	222,741
CVS Health Corp.	5.050	03-25-48	138,000	140,566
Fresenius Medical Care US Finance III, Inc. (A)	2.375	02-16-31	375,000	307,315
Fresenius Medical Care US Finance III, Inc. (A)	3.750	06-15-29	160,000	149,749
HCA, Inc.	4.125	06-15-29	346,000	335,178
16	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Universal Health Services, Inc. (A)	1.650	09-01-26	300,000	$268,254
Universal Health Services, Inc. (A)	2.650	10-15-30	359,000	303,646
Pharmaceuticals 0.9%
Royalty Pharma PLC	1.750	09-02-27	25,000	22,054
Viatris, Inc.	2.700	06-22-30	280,000	234,131
Viatris, Inc.	4.000	06-22-50	115,000	85,833
Industrials 14.8%				5,511,148
Aerospace and defense 3.8%
DAE Funding LLC (A)	3.375	03-20-28	400,000	357,000
Huntington Ingalls Industries, Inc.	4.200	05-01-30	253,000	244,101
The Boeing Company	3.200	03-01-29	114,000	101,781
The Boeing Company	5.040	05-01-27	376,000	377,779
The Boeing Company	5.150	05-01-30	222,000	220,710
The Boeing Company	5.805	05-01-50	136,000	133,818
Airlines 5.2%
American Airlines 2016-1 Class AA Pass Through Trust	3.575	01-15-28	184,531	173,028
American Airlines 2017-1 Class AA Pass Through Trust	3.650	02-15-29	111,353	103,197
American Airlines 2017-2 Class A Pass Through Trust	3.600	10-15-29	34,474	29,817
American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	18,723	15,046
American Airlines 2019-1 Class AA Pass Through Trust	3.150	02-15-32	28,530	25,535
American Airlines 2021-1 Class A Pass Through Trust	2.875	07-11-34	76,000	66,790
British Airways 2020-1 Class A Pass Through Trust (A)	4.250	11-15-32	22,228	21,276
British Airways 2020-1 Class B Pass Through Trust (A)	8.375	11-15-28	55,958	60,176
Delta Air Lines, Inc. (A)	4.750	10-20-28	381,000	380,486
JetBlue 2019-1 Class AA Pass Through Trust	2.750	05-15-32	31,159	27,239
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	284,007	269,633
United Airlines 2016-1 Class A Pass Through Trust	3.450	07-07-28	113,621	96,298
United Airlines 2019-1 Class A Pass Through Trust	4.550	08-25-31	219,225	207,811
United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27	281,151	282,557
United Airlines 2020-1 Class B Pass Through Trust	4.875	01-15-26	41,500	40,048
US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	14,492	14,371
US Airways 2012-1 Class A Pass Through Trust	5.900	10-01-24	108,442	108,592
Building products 0.5%
Owens Corning	3.950	08-15-29	178,000	170,674
Professional services 0.5%
CoStar Group, Inc. (A)	2.800	07-15-30	196,000	169,375
Trading companies and distributors 4.4%
AerCap Ireland Capital DAC	1.650	10-29-24	10,000	9,375
AerCap Ireland Capital DAC	1.750	01-30-26	200,000	178,591
AerCap Ireland Capital DAC	2.450	10-29-26	490,000	438,149
AerCap Ireland Capital DAC	3.650	07-21-27	466,000	434,561
Air Lease Corp.	2.100	09-01-28	180,000	152,746
Air Lease Corp.	2.875	01-15-26	40,000	37,644
Air Lease Corp.	3.625	12-01-27	20,000	18,772
Ashtead Capital, Inc. (A)	4.250	11-01-29	410,000	384,232
Transportation infrastructure 0.4%
Adani Ports & Special Economic Zone, Ltd. (A)	3.100	02-02-31	200,000	159,940
Information technology 10.4%				3,887,490
Communications equipment 0.7%
Motorola Solutions, Inc.	2.300	11-15-30	151,000	122,693
Motorola Solutions, Inc.	2.750	05-24-31	160,000	133,099
IT services 0.7%
CGI, Inc. (A)	1.450	09-14-26	125,000	112,075
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	17

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
IT services (continued)
VeriSign, Inc.	2.700	06-15-31	175,000	$146,118
Semiconductors and semiconductor equipment 5.8%
Broadcom, Inc. (A)	3.419	04-15-33	220,000	189,404
Broadcom, Inc.	4.750	04-15-29	582,000	581,800
Broadcom, Inc. (A)	4.926	05-15-37	188,000	177,748
Marvell Technology, Inc.	2.450	04-15-28	295,000	263,156
Micron Technology, Inc.	4.185	02-15-27	280,000	280,117
Micron Technology, Inc.	5.327	02-06-29	322,000	332,285
NXP BV	3.875	06-18-26	260,000	256,604
Qorvo, Inc. (A)	3.375	04-01-31	125,000	104,638
Software 1.2%
Autodesk, Inc.	2.850	01-15-30	20,000	17,959
Oracle Corp.	2.950	04-01-30	132,000	115,169
VMware, Inc.	4.700	05-15-30	195,000	193,213
Workday, Inc.	3.800	04-01-32	115,000	108,140
Technology hardware, storage and peripherals 2.0%
CDW LLC	3.569	12-01-31	176,000	155,741
Dell International LLC	4.900	10-01-26	235,000	239,819
Dell International LLC	5.300	10-01-29	129,000	131,025
Dell International LLC	8.350	07-15-46	40,000	52,710
Western Digital Corp.	4.750	02-15-26	174,000	173,977
Materials 2.4%				889,240
Chemicals 0.5%
Braskem Netherlands Finance BV (A)	5.875	01-31-50	200,000	180,482
Construction materials 0.1%
Vulcan Materials Company	3.500	06-01-30	51,000	47,823
Metals and mining 1.8%
Anglo American Capital PLC (A)	4.750	04-10-27	200,000	203,271
Freeport-McMoRan, Inc.	4.625	08-01-30	250,000	241,830
Freeport-McMoRan, Inc.	5.450	03-15-43	200,000	196,726
Newmont Corp.	2.800	10-01-29	21,000	19,108
Real estate 7.0%				2,589,984
Equity real estate investment trusts 7.0%
American Homes 4 Rent LP	4.250	02-15-28	37,000	36,263
American Tower Corp.	3.800	08-15-29	215,000	202,670
Crown Castle International Corp.	3.300	07-01-30	55,000	50,132
Crown Castle International Corp.	3.650	09-01-27	73,000	70,759
Crown Castle International Corp.	3.800	02-15-28	51,000	49,600
Equinix, Inc.	1.550	03-15-28	69,000	59,278
Equinix, Inc.	2.500	05-15-31	221,000	187,035
Equinix, Inc.	3.200	11-18-29	94,000	86,079
GLP Capital LP	3.250	01-15-32	62,000	52,002
GLP Capital LP	4.000	01-15-30	77,000	70,298
GLP Capital LP	5.375	04-15-26	230,000	230,683
Host Hotels & Resorts LP	3.375	12-15-29	230,000	206,701
Host Hotels & Resorts LP	3.500	09-15-30	197,000	175,739
Host Hotels & Resorts LP	3.875	04-01-24	175,000	174,379
Host Hotels & Resorts LP	4.000	06-15-25	325,000	321,643
Host Hotels & Resorts LP	4.500	02-01-26	205,000	204,908
Ventas Realty LP	3.500	02-01-25	178,000	176,533
VICI Properties LP (A)	4.125	08-15-30	54,000	49,530
VICI Properties LP	4.375	05-15-25	62,000	61,644
VICI Properties LP (A)	4.625	12-01-29	93,000	87,420
VICI Properties LP	5.125	05-15-32	37,000	36,688
18	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities 1.5%				$548,157
Electric utilities 1.4%
NRG Energy, Inc. (A)	2.450	12-02-27	66,000	58,212
NRG Energy, Inc. (A)	4.450	06-15-29	60,000	56,897
Vistra Operations Company LLC (A)	3.700	01-30-27	143,000	134,668
Vistra Operations Company LLC (A)	4.300	07-15-29	301,000	281,518
Multi-utilities 0.1%

NiSource, Inc.	3.600	05-01-30	18,000	16,862
Municipal bonds 1.0%				$375,545
(Cost $486,280)
Foothill-Eastern Transportation Corridor Agency (California)	4.094	01-15-49	30,000	26,250
Golden State Tobacco Securitization Corp. (California)	4.214	06-01-50	93,000	74,801
Maryland Health & Higher Educational Facilities Authority	3.197	07-01-50	125,000	93,119
New Jersey Transportation Trust Fund Authority	4.081	06-15-39	60,000	53,045
Ohio Turnpike & Infrastructure Commission	3.216	02-15-48	30,000	23,170
Regents of the University of California Medical Center Pooled Revenue	3.006	05-15-50	140,000	105,160

	Shares	Value
Preferred securities 0.0%		$3,380
(Cost $3,200)
Utilities 0.0%		3,380
Multi-utilities 0.0%
DTE Energy Company, 6.250%	64	3,380

Total investments (Cost $40,941,060) 98.4%	$36,678,428
Other assets and liabilities, net 1.6%	597,290
Total net assets 100.0%	$37,275,718

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the portfolio.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $8,514,525 or 22.8% of the portfolio’s net assets as of 5-31-22.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
MANAGED ACCOUNT SHARES NON-INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

As of 5-31-22
	Rate (%)	Maturity date	Par value^	Value
Foreign government obligations 0.5%				$217,678
(Cost $251,836)
Argentina 0.5%				217,678
Republic of Argentina Bond (2.500% to 7-9-22, then 3.500% to 7-9-29, then 4.875% thereafter)	2.500	07-09-41	674,000	217,678

Corporate bonds 93.3%				$36,061,830
(Cost $39,338,476)
Communication services 16.8%				6,497,438
Diversified telecommunication services 3.5%
C&W Senior Financing DAC (A)	6.875	09-15-27	200,000	187,540
Connect Finco SARL (A)	6.750	10-01-26	226,000	216,772
GCI LLC (A)	4.750	10-15-28	148,000	133,896
Kenbourne Invest SA (A)	4.700	01-22-28	200,000	161,744
Switch, Ltd. (A)	3.750	09-15-28	55,000	55,016
Telecom Argentina SA (A)	8.000	07-18-26	131,000	125,681
Telesat Canada (A)	5.625	12-06-26	84,000	59,929
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	19

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Diversified telecommunication services (continued)
Total Play Telecomunicaciones SA de CV (A)	6.375	09-20-28	200,000	$164,502
Total Play Telecomunicaciones SA de CV (A)	7.500	11-12-25	289,000	262,198
Entertainment 4.2%
AMC Entertainment Holdings, Inc. (A)	10.000	06-15-26	277,000	212,251
Lions Gate Capital Holdings LLC (A)	5.500	04-15-29	190,000	165,300
Live Nation Entertainment, Inc. (A)	4.750	10-15-27	226,000	215,830
Netflix, Inc.	4.875	04-15-28	400,000	396,588
Netflix, Inc. (A)	4.875	06-15-30	98,000	96,334
Netflix, Inc. (A)	5.375	11-15-29	20,000	20,150
Netflix, Inc.	5.875	11-15-28	125,000	129,460
Playtika Holding Corp. (A)	4.250	03-15-29	34,000	29,776
WMG Acquisition Corp. (A)	3.000	02-15-31	254,000	217,678
WMG Acquisition Corp. (A)	3.875	07-15-30	154,000	141,552
Interactive media and services 0.8%
Match Group Holdings II LLC (A)	3.625	10-01-31	75,000	63,728
Match Group Holdings II LLC (A)	4.125	08-01-30	132,000	117,450
Twitter, Inc. (A)	3.875	12-15-27	120,000	115,471
Media 4.8%
Cable One, Inc. (A)	4.000	11-15-30	84,000	74,310
CCO Holdings LLC (A)	4.500	06-01-33	134,000	115,318
Clear Channel Outdoor Holdings, Inc. (A)	7.750	04-15-28	70,000	58,736
Globo Comunicacao e Participacoes SA (A)	4.875	01-22-30	242,000	208,741
LCPR Senior Secured Financing DAC (A)	6.750	10-15-27	180,000	181,350
News Corp. (A)	3.875	05-15-29	129,000	119,330
News Corp. (A)	5.125	02-15-32	79,000	75,248
Radiate Holdco LLC (A)	6.500	09-15-28	137,000	113,859
Sirius XM Radio, Inc. (A)	4.000	07-15-28	203,000	188,252
Sirius XM Radio, Inc. (A)	5.000	08-01-27	257,000	255,394
Stagwell Global LLC (A)	5.625	08-15-29	316,000	285,980
Townsquare Media, Inc. (A)	6.875	02-01-26	59,000	57,030
Univision Communications, Inc. (A)	4.500	05-01-29	59,000	54,059
Videotron, Ltd. (A)	3.625	06-15-29	97,000	82,935
Wireless telecommunication services 3.5%
Millicom International Cellular SA (A)	6.250	03-25-29	180,000	176,130
Oztel Holdings SPC, Ltd. (A)	6.625	04-24-28	200,000	203,960
SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year ICE Swap Rate + 4.854%) (B)	6.875	07-19-27	200,000	181,987
Sprint Corp.	7.875	09-15-23	163,000	170,743
T-Mobile USA, Inc.	2.875	02-15-31	112,000	98,282
T-Mobile USA, Inc.	3.375	04-15-29	184,000	170,453
Vodafone Group PLC (7.000% to 1-4-29, then 5 Year U.S. Swap Rate + 4.873%)	7.000	04-04-79	321,000	336,495
Consumer discretionary 17.3%				6,681,036
Auto components 0.3%
Dealer Tire LLC (A)	8.000	02-01-28	81,000	74,723
LCM Investments Holdings II LLC (A)	4.875	05-01-29	50,000	42,625
Automobiles 3.8%
Ford Motor Company	3.250	02-12-32	118,000	99,751
Ford Motor Credit Company LLC	4.000	11-13-30	200,000	180,000
Ford Motor Credit Company LLC	4.125	08-17-27	235,000	222,663
Ford Motor Credit Company LLC	4.134	08-04-25	600,000	584,790
Ford Motor Credit Company LLC	5.113	05-03-29	400,000	389,848
Diversified consumer services 1.3%
GEMS MENASA Cayman, Ltd. (A)	7.125	07-31-26	200,000	194,600
Service Corp. International	4.000	05-15-31	213,000	198,024
Sotheby’s (A)	7.375	10-15-27	104,000	101,570
20	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure 8.7%
Affinity Gaming (A)	6.875	12-15-27	87,000	$77,347
Caesars Resort Collection LLC (A)	5.750	07-01-25	79,000	79,308
CCM Merger, Inc. (A)	6.375	05-01-26	105,000	101,319
Dave & Buster’s, Inc. (A)	7.625	11-01-25	24,000	24,090
Full House Resorts, Inc. (A)	8.250	02-15-28	113,000	102,265
Hilton Domestic Operating Company, Inc. (A)	3.625	02-15-32	158,000	137,065
Hilton Domestic Operating Company, Inc. (A)	4.000	05-01-31	91,000	83,420
Hilton Domestic Operating Company, Inc.	4.875	01-15-30	203,000	199,235
Hilton Domestic Operating Company, Inc. (A)	5.750	05-01-28	51,000	51,956
Hilton Grand Vacations Borrower Escrow LLC (A)	4.875	07-01-31	105,000	92,544
Hilton Grand Vacations Borrower Escrow LLC (A)	5.000	06-01-29	149,000	138,567
International Game Technology PLC (A)	5.250	01-15-29	200,000	195,070
International Game Technology PLC (A)	6.500	02-15-25	75,000	77,063
Jacobs Entertainment, Inc. (A)	6.750	02-15-29	74,000	68,315
Life Time, Inc. (A)	8.000	04-15-26	81,000	79,468
Marriott Ownership Resorts, Inc. (A)	4.500	06-15-29	38,000	33,761
MGM Resorts International	4.750	10-15-28	286,000	260,304
Midwest Gaming Borrower LLC (A)	4.875	05-01-29	151,000	127,595
Mohegan Gaming & Entertainment (A)	8.000	02-01-26	190,000	175,657
New Red Finance, Inc. (A)	4.000	10-15-30	329,000	289,982
Papa John’s International, Inc. (A)	3.875	09-15-29	24,000	21,479
Premier Entertainment Sub LLC (A)	5.625	09-01-29	96,000	76,080
Premier Entertainment Sub LLC (A)	5.875	09-01-31	291,000	227,772
Resorts World Las Vegas LLC (A)	4.625	04-16-29	200,000	170,386
Travel + Leisure Company (A)	4.625	03-01-30	158,000	137,065
Travel + Leisure Company	6.600	10-01-25	29,000	30,015
Wyndham Hotels & Resorts, Inc. (A)	4.375	08-15-28	91,000	85,869
Yum! Brands, Inc.	3.625	03-15-31	250,000	221,111
Household durables 1.7%
Brookfield Residential Properties, Inc. (A)	5.000	06-15-29	120,000	101,442
Century Communities, Inc. (A)	3.875	08-15-29	225,000	194,603
Century Communities, Inc.	6.750	06-01-27	178,000	180,992
Empire Communities Corp. (A)	7.000	12-15-25	41,000	36,746
KB Home	4.000	06-15-31	168,000	145,110
Multiline retail 0.2%
Macy’s Retail Holdings LLC (A)	5.875	04-01-29	36,000	33,892
Macy’s Retail Holdings LLC (A)	5.875	03-15-30	20,000	18,250
Macy’s Retail Holdings LLC (A)	6.125	03-15-32	19,000	17,053
Specialty retail 1.2%
Asbury Automotive Group, Inc. (A)	4.625	11-15-29	40,000	36,875
Asbury Automotive Group, Inc.	4.750	03-01-30	159,000	144,293
Group 1 Automotive, Inc. (A)	4.000	08-15-28	21,000	19,126
Ken Garff Automotive LLC (A)	4.875	09-15-28	96,000	83,014
Lithia Motors, Inc. (A)	3.875	06-01-29	59,000	54,486
Lithia Motors, Inc. (A)	4.375	01-15-31	59,000	54,550
Lithia Motors, Inc. (A)	4.625	12-15-27	29,000	28,544
Specialty Building Products Holdings LLC (A)	6.375	09-30-26	28,000	25,830
Textiles, apparel and luxury goods 0.1%
Levi Strauss & Company (A)	3.500	03-01-31	61,000	53,528
Consumer staples 4.4%				1,701,943
Food and staples retailing 1.5%
Advantage Sales & Marketing, Inc. (A)	6.500	11-15-28	209,000	186,156
Albertsons Companies, Inc. (A)	3.250	03-15-26	79,000	74,042
Albertsons Companies, Inc. (A)	3.500	03-15-29	237,000	206,263
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	21

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food and staples retailing (continued)
U.S. Foods, Inc. (A)	4.750	02-15-29	131,000	$122,966
Food products 1.8%
BRF SA (A)	5.750	09-21-50	200,000	149,940
MARB BondCo PLC (A)	3.950	01-29-31	252,000	210,458
NBM US Holdings, Inc. (A)	6.625	08-06-29	200,000	204,252
Post Holdings, Inc. (A)	5.500	12-15-29	152,000	144,732
Household products 0.7%
Edgewell Personal Care Company (A)	4.125	04-01-29	80,000	72,647
Edgewell Personal Care Company (A)	5.500	06-01-28	201,000	195,487
Personal products 0.4%
Oriflame Investment Holding PLC (A)	5.125	05-04-26	200,000	135,000
Energy 9.4%				3,641,579
Energy equipment and services 0.5%
CSI Compressco LP (A)	7.500	04-01-25	88,000	82,759
CSI Compressco LP (A)	7.500	04-01-25	27,000	25,392
CSI Compressco LP (10.000% Cash or 7.250% Cash and 3.500% PIK) (A)	10.000	04-01-26	89,978	85,201
Oil, gas and consumable fuels 8.9%
Altera Infrastructure LP (A)	8.500	07-15-23	72,000	39,600
Antero Midstream Partners LP (A)	5.375	06-15-29	147,000	147,386
Antero Resources Corp. (A)	5.375	03-01-30	63,000	63,896
Ascent Resources Utica Holdings LLC (A)	5.875	06-30-29	181,000	173,308
Cheniere Energy Partners LP	4.000	03-01-31	290,000	267,888
Cheniere Energy Partners LP	4.500	10-01-29	280,000	273,157
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (A)	5.850	05-21-43	129,000	113,198
Energean Israel Finance, Ltd. (A)	5.375	03-30-28	25,000	23,102
Energean Israel Finance, Ltd. (A)	5.875	03-30-31	94,000	85,411
Energy Transfer LP (6.500% to 11-15-26, then 5 Year CMT + 5.694%) (B)	6.500	11-15-26	250,000	233,407
Hess Midstream Operations LP (A)	4.250	02-15-30	42,000	38,491
Hess Midstream Operations LP (A)	5.500	10-15-30	19,000	18,742
Inversiones Latin America Power Ltda (A)	5.125	06-15-33	198,244	133,815
Leviathan Bond, Ltd. (A)	6.500	06-30-27	264,000	262,037
Leviathan Bond, Ltd. (A)	6.750	06-30-30	38,000	37,459
MC Brazil Downstream Trading SARL (A)	7.250	06-30-31	200,000	178,250
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (B)	6.875	02-15-23	472,000	458,006
Parkland Corp. (A)	4.500	10-01-29	116,000	104,761
Parkland Corp. (A)	4.625	05-01-30	107,000	96,494
Petrobras Global Finance BV	6.900	03-19-49	93,000	87,799
Petrorio Luxembourg Trading Sarl (A)	6.125	06-09-26	200,000	191,802
Southwestern Energy Company	4.750	02-01-32	74,000	72,319
Sunoco LP	4.500	05-15-29	70,000	65,170
Sunoco LP (A)	4.500	04-30-30	167,000	151,970
Venture Global Calcasieu Pass LLC (A)	3.875	08-15-29	52,000	49,196
Venture Global Calcasieu Pass LLC (A)	4.125	08-15-31	87,000	81,563
Financials 7.7%				2,990,528
Banks 4.5%
Barclays PLC (4.375% to 3-15-28, then 5 Year CMT + 3.410%) (B)	4.375	03-15-28	200,000	168,055
Citigroup, Inc. (4.700% to 1-30-25, then SOFR + 3.234%) (B)	4.700	01-30-25	331,000	294,878
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (B)	6.250	08-15-26	207,000	207,715
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (B)	5.100	06-30-23	158,000	149,461
Freedom Mortgage Corp. (A)	8.250	04-15-25	175,000	162,091
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (B)	6.500	04-16-25	200,000	199,545
NatWest Group PLC (6.000% to 12-29-25, then 5 Year CMT + 5.625%) (B)	6.000	12-29-25	200,000	195,928
Societe Generale SA (4.750% to 5-26-26, then 5 Year CMT + 3.931%) (A)(B)	4.750	05-26-26	200,000	177,745
Societe Generale SA (5.375% to 11-18-30, then 5 Year CMT + 4.514%) (A)(B)	5.375	11-18-30	200,000	174,474
22	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets 1.4%
Deutsche Bank AG (3.742% to 10-7-31, then SOFR + 2.257%)	3.742	01-07-33	250,000	$204,371
MSCI, Inc. (A)	3.250	08-15-33	159,000	138,591
MSCI, Inc. (A)	3.625	11-01-31	225,000	203,558
Consumer finance 0.7%
Enova International, Inc. (A)	8.500	09-01-24	30,000	28,779
Enova International, Inc. (A)	8.500	09-15-25	157,000	140,908
OneMain Finance Corp.	6.875	03-15-25	81,000	82,322
OneMain Finance Corp.	8.875	06-01-25	40,000	41,775
Insurance 0.4%
Liberty Mutual Group, Inc. (4.125% to 9-15-26, then 5 Year CMT + 3.315%) (A)	4.125	12-15-51	189,000	164,446
Thrifts and mortgage finance 0.7%
Nationstar Mortgage Holdings, Inc. (A)	5.125	12-15-30	80,000	71,616
Nationstar Mortgage Holdings, Inc. (A)	6.000	01-15-27	70,000	67,893
Radian Group, Inc.	4.500	10-01-24	118,000	116,377
Health care 4.9%				1,903,170
Health care equipment and supplies 0.2%
Varex Imaging Corp. (A)	7.875	10-15-27	81,000	82,114
Health care providers and services 3.6%
AdaptHealth LLC (A)	5.125	03-01-30	137,000	119,114
Centene Corp.	3.000	10-15-30	190,000	169,013
Centene Corp.	3.375	02-15-30	30,000	27,525
Centene Corp.	4.250	12-15-27	25,000	24,875
Centene Corp.	4.625	12-15-29	160,000	157,686
DaVita, Inc. (A)	3.750	02-15-31	237,000	194,238
DaVita, Inc. (A)	4.625	06-01-30	222,000	192,863
Encompass Health Corp.	4.500	02-01-28	77,000	71,584
Encompass Health Corp.	4.625	04-01-31	73,000	64,696
Rede D’or Finance Sarl (A)	4.500	01-22-30	200,000	174,302
Select Medical Corp. (A)	6.250	08-15-26	181,000	180,560
Pharmaceuticals 1.1%
Catalent Pharma Solutions, Inc. (A)	3.125	02-15-29	32,000	28,711
Catalent Pharma Solutions, Inc. (A)	5.000	07-15-27	31,000	30,614
Jazz Securities DAC (A)	4.375	01-15-29	200,000	193,000
Organon & Company (A)	5.125	04-30-31	200,000	192,275
Industrials 16.3%				6,277,315
Aerospace and defense 0.9%
TransDigm, Inc.	5.500	11-15-27	384,000	367,634
Airlines 4.3%
American Airlines 2015-1 Class A Pass Through Trust	3.375	05-01-27	343,112	306,516
American Airlines 2015-1 Class B Pass Through Trust	3.700	05-01-23	74,985	72,110
American Airlines 2016-1 Class A Pass Through Trust	4.100	01-15-28	77,502	67,586
American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	184,556	148,308
American Airlines 2021-1 Class B Pass Through Trust	3.950	07-11-30	67,000	58,991
Delta Air Lines, Inc.	2.900	10-28-24	325,000	315,161
Delta Air Lines, Inc.	3.800	04-19-23	185,000	186,430
Delta Air Lines, Inc.	4.375	04-19-28	226,000	214,106
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	164,352	150,175
United Airlines, Inc. (A)	4.375	04-15-26	9,000	8,685
United Airlines, Inc. (A)	4.625	04-15-29	52,000	48,786
US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	4,927	4,886
US Airways 2011-1 Class A Pass Through Trust	7.125	10-22-23	69,417	70,123
Building products 0.7%
Builders FirstSource, Inc. (A)	4.250	02-01-32	179,000	159,618
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	23

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Building products (continued)
Builders FirstSource, Inc. (A)	5.000	03-01-30	35,000	$32,824
Builders FirstSource, Inc. (A)	6.750	06-01-27	28,000	28,627
MIWD Holdco II LLC (A)	5.500	02-01-30	46,000	39,105
Commercial services and supplies 3.9%
Albion Financing 1 Sarl (A)	6.125	10-15-26	200,000	182,328
APX Group, Inc. (A)	5.750	07-15-29	142,000	120,213
Cimpress PLC (A)	7.000	06-15-26	258,000	219,300
Clean Harbors, Inc. (A)	4.875	07-15-27	22,000	21,725
Deluxe Corp. (A)	8.000	06-01-29	66,000	58,493
Garda World Security Corp. (A)	6.000	06-01-29	124,000	102,383
GFL Environmental, Inc. (A)	3.500	09-01-28	235,000	214,438
GFL Environmental, Inc. (A)	4.375	08-15-29	137,000	122,273
GFL Environmental, Inc. (A)	4.750	06-15-29	88,000	80,166
Graphic Packaging International LLC (A)	3.500	03-01-29	183,000	165,158
Legends Hospitality Holding Company LLC (A)	5.000	02-01-26	52,000	48,639
Prime Security Services Borrower LLC (A)	3.375	08-31-27	29,000	25,955
Prime Security Services Borrower LLC (A)	6.250	01-15-28	110,000	101,288
Williams Scotsman International, Inc. (A)	4.625	08-15-28	34,000	32,146
Construction and engineering 0.9%
Global Infrastructure Solutions, Inc. (A)	5.625	06-01-29	167,000	140,081
Picasso Finance Sub, Inc. (A)	6.125	06-15-25	14,000	14,245
Tutor Perini Corp. (A)	6.875	05-01-25	199,000	185,070
Electrical equipment 0.6%
Atkore, Inc. (A)	4.250	06-01-31	66,000	60,225
Vertiv Group Corp. (A)	4.125	11-15-28	193,000	171,578
Machinery 1.0%
Hillenbrand, Inc.	3.750	03-01-31	115,000	101,200
JB Poindexter & Company, Inc. (A)	7.125	04-15-26	79,000	78,258
TK Elevator U.S. Newco, Inc. (A)	5.250	07-15-27	200,000	195,000
Professional services 0.3%
TriNet Group, Inc. (A)	3.500	03-01-29	124,000	110,547
Road and rail 1.6%
The Hertz Corp. (A)	5.000	12-01-29	42,000	36,855
Uber Technologies, Inc. (A)	4.500	08-15-29	260,000	235,151
Uber Technologies, Inc. (A)	7.500	05-15-25	120,000	123,776
Uber Technologies, Inc. (A)	7.500	09-15-27	230,000	237,748
Trading companies and distributors 2.1%
Alta Equipment Group, Inc. (A)	5.625	04-15-26	33,000	29,700
Beacon Roofing Supply, Inc. (A)	4.125	05-15-29	130,000	114,549
BlueLinx Holdings, Inc. (A)	6.000	11-15-29	154,000	137,060
Boise Cascade Company (A)	4.875	07-01-30	26,000	24,115
H&E Equipment Services, Inc. (A)	3.875	12-15-28	173,000	150,925
United Rentals North America, Inc.	3.875	02-15-31	101,000	91,721
United Rentals North America, Inc.	4.875	01-15-28	266,000	265,335
Information technology 2.9%				1,102,012
IT services 1.4%
Block, Inc. (A)	2.750	06-01-26	48,000	44,272
Block, Inc. (A)	3.500	06-01-31	65,000	55,738
Gartner, Inc. (A)	3.625	06-15-29	61,000	55,663
Gartner, Inc. (A)	3.750	10-01-30	34,000	31,535
Gartner, Inc. (A)	4.500	07-01-28	227,000	220,746
Sabre GLBL, Inc. (A)	7.375	09-01-25	138,000	136,275
Software 0.9%
Consensus Cloud Solutions, Inc. (A)	6.500	10-15-28	165,000	148,927
24	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software (continued)
PTC, Inc. (A)	4.000	02-15-28	61,000	$58,199
Ziff Davis, Inc. (A)	4.625	10-15-30	132,000	115,303
Technology hardware, storage and peripherals 0.6%
Atento Luxco 1 SA (A)	8.000	02-10-26	109,000	86,123
Xerox Holdings Corp. (A)	5.500	08-15-28	164,000	149,231
Materials 8.6%				3,317,677
Chemicals 3.9%
Braskem Idesa SAPI (A)	6.990	02-20-32	200,000	176,602
Braskem Netherlands Finance BV (8.500% to 10-24-25, then 5 Year CMT + 8.220%) (A)	8.500	01-23-81	200,000	213,500
CVR Partners LP (A)	6.125	06-15-28	64,000	61,204
FS Luxembourg Sarl (A)	10.000	12-15-25	200,000	210,952
LSB Industries, Inc. (A)	6.250	10-15-28	94,000	92,906
Sasol Financing USA LLC	5.500	03-18-31	261,000	227,592
Trinseo Materials Operating SCA (A)	5.125	04-01-29	119,000	99,365
Tronox, Inc. (A)	4.625	03-15-29	167,000	153,223
Valvoline, Inc. (A)	3.625	06-15-31	221,000	196,330
WR Grace Holdings LLC (A)	4.875	06-15-27	81,000	75,716
Construction materials 1.4%
Cemex SAB de CV (A)	3.875	07-11-31	200,000	169,500
Cemex SAB de CV (A)	5.200	09-17-30	200,000	187,860
Standard Industries, Inc. (A)	3.375	01-15-31	66,000	55,394
Standard Industries, Inc. (A)	4.375	07-15-30	77,000	69,370
Standard Industries, Inc. (A)	5.000	02-15-27	37,000	35,844
Containers and packaging 1.2%
Clydesdale Acquisition Holdings, Inc. (A)	6.625	04-15-29	14,000	13,825
Graham Packaging Company, Inc. (A)	7.125	08-15-28	24,000	19,684
Owens-Brockway Glass Container, Inc. (A)	6.625	05-13-27	110,000	108,461
Pactiv Evergreen Group Issuer LLC (A)	4.000	10-15-27	221,000	200,005
Pactiv Evergreen Group Issuer LLC (A)	4.375	10-15-28	95,000	85,558
Trident TPI Holdings, Inc. (A)	6.625	11-01-25	51,000	47,685
Metals and mining 2.1%
Arconic Corp. (A)	6.125	02-15-28	91,000	89,221
First Quantum Minerals, Ltd. (A)	6.875	10-15-27	400,000	399,162
Hudbay Minerals, Inc. (A)	4.500	04-01-26	37,000	32,880
JW Aluminum Continuous Cast Company (A)	10.250	06-01-26	15,000	15,413
Novelis Corp. (A)	4.750	01-30-30	258,000	244,778
Volcan Cia Minera SAA (A)	4.375	02-11-26	39,000	35,647
Real estate 2.2%				863,714
Equity real estate investment trusts 2.2%
Iron Mountain Information Management Services, Inc. (A)	5.000	07-15-32	156,000	143,183
Iron Mountain, Inc. (A)	4.875	09-15-29	88,000	83,218
Iron Mountain, Inc. (A)	5.250	07-15-30	103,000	98,365
RHP Hotel Properties LP (A)	4.500	02-15-29	231,000	215,518
RLJ Lodging Trust LP (A)	3.750	07-01-26	101,000	97,157
Uniti Group LP (A)	6.500	02-15-29	76,000	63,460
VICI Properties LP (A)	3.875	02-15-29	102,000	91,563
XHR LP (A)	4.875	06-01-29	76,000	71,250
Utilities 2.8%				1,085,418
Electric utilities 1.1%
FirstEnergy Corp.	2.650	03-01-30	141,000	123,216
NRG Energy, Inc. (A)	3.375	02-15-29	38,000	33,818
NRG Energy, Inc. (A)	3.625	02-15-31	120,000	105,600
NRG Energy, Inc. (A)	3.875	02-15-32	207,000	182,160
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	25

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Gas utilities 0.8%
AmeriGas Partners LP	5.500	05-20-25	194,000	$192,060
Suburban Propane Partners LP (A)	5.000	06-01-31	113,000	104,111
Independent power and renewable electricity producers 0.9%
DPL, Inc.	4.125	07-01-25	158,000	151,680
NextEra Energy Operating Partners LP (A)	3.875	10-15-26	144,000	138,440

NextEra Energy Operating Partners LP (A)	4.500	09-15-27	56,000	54,333
Term loans (C) 2.9%				$1,139,995
(Cost $1,215,073)
Communication services 0.2%				63,818
Media 0.2%
AP Core Holdings II LLC, High-Yield Term Loan B2 (1 month LIBOR + 5.500%)	6.560	09-01-27	67,000	63,818
Consumer discretionary 1.3%				498,338
Hotels, restaurants and leisure 0.8%
Carnival Corp., 2021 Incremental Term Loan B (3 month LIBOR + 3.250%)	4.000	10-18-28	234,500	222,677
Fertitta Entertainment LLC, 2022 Term Loan B (1 month CME Term SOFR + 4.000%)	5.034	01-27-29	79,000	75,490
Household durables 0.5%
Hunter Douglas, Inc., USD Term Loan B1 (3 month SOFR + 3.500%)	4.000	02-26-29	222,000	200,171
Health care 0.1%				47,819
Health care providers and services 0.1%
TTF Holdings LLC, Term Loan (1 month LIBOR + 4.250%)	5.313	03-31-28	50,405	47,819
Industrials 0.6%				250,527
Professional services 0.6%
CoreLogic, Inc., Term Loan (1 month LIBOR + 3.500%)	4.563	06-02-28	273,800	250,527
Information technology 0.4%				140,094
Software 0.4%
Quest Software, Inc., 2022 Term Loan (3 month SOFR + 4.250%)	4.750	02-01-29	152,000	140,094
Materials 0.3%				139,399
Containers and packaging 0.3%
Clydesdale Acquisition Holdings, Inc., Term Loan B (D)	TBD	04-13-29	34,000	32,300

Mauser Packaging Solutions Holding Company, 2017 Term Loan B (D)	TBD	04-03-24	111,561	107,099
Asset backed securities 0.1%				$34,218
(Cost $38,000)
Asset backed securities 0.1%				34,218
Diamond Infrastructure Funding LLC
Series 2021-1A, Class C (A)	3.475	04-15-49	38,000	34,218

	Shares	Value
Common stocks 0.6%		$207,479
(Cost $224,041)
Utilities 0.6%		207,479
Multi-utilities 0.6%

Algonquin Power & Utilities Corp.	4,500	207,479
Preferred securities 0.2%		$90,250
(Cost $91,274)
Communication services 0.2%		90,250
Wireless telecommunication services 0.2%
Telephone & Data Systems, Inc., 6.625%	3,800	90,250

26	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Par value^	Value
Escrow certificates 0.0%		$50
(Cost $0)
LSC Communications, Inc. (A)(E)	80,000	50

Total investments (Cost $41,158,700) 97.6%	$37,751,500
Other assets and liabilities, net 2.4%	915,308
Total net assets 100.0%	$38,666,808

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the portfolio.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $25,007,572 or 64.7% of the portfolio’s net assets as of 5-31-22.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(D)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(E)	Non-income producing security.
MANAGED ACCOUNT SHARES SECURITIZED DEBT PORTFOLIO

As of 5-31-22
	Rate (%)	Maturity date	Par value^	Value
Collateralized mortgage obligations 37.3%				$13,944,432
(Cost $14,700,524)
Commercial and residential 30.2%				11,309,624
Angel Oak Mortgage Trust LLC
Series 2020-R1, Class A1 (A)(B)	0.990	04-25-53	88,505	85,893
Series 2021-4, Class A1 (A)(B)	1.035	01-20-65	197,067	178,092
Series 2021-5, Class A1 (A)(B)	0.951	07-25-66	194,990	179,398
Arroyo Mortgage Trust
Series 2021-1R, Class A1 (A)(B)	1.175	10-25-48	85,201	79,487
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class A (A)	3.218	04-14-33	100,000	96,658
Series 2015-200P, Class C (A)(B)	3.596	04-14-33	115,000	109,655
BBCMS Mortgage Trust
Series 2020-C6, Class A2	2.690	02-15-53	81,000	78,953
BBCMS Trust
Series 2015-SRCH, Class D (A)(B)	4.957	08-10-35	100,000	90,880
Benchmark Mortgage Trust
Series 2019-B12, Class A2	3.001	08-15-52	98,449	96,607
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class A (1 month CME Term SOFR + 1.770%) (A)(C)	2.270	05-15-39	158,000	155,606
Series 2022-BOCA, Class B (1 month CME Term SOFR + 2.319%) (A)(C)	2.819	05-15-39	100,000	98,503
BRAVO Residential Funding Trust
Series 2021-NQM1, Class A1 (A)(B)	0.941	02-25-49	55,183	52,078
BX Commercial Mortgage Trust
Series 2020-VKNG, Class A (1 month LIBOR + 0.930%) (A)(C)	1.805	10-15-37	100,760	98,124
Series 2021-ACNT, Class A (1 month LIBOR + 0.850%) (A)(C)	1.725	11-15-38	300,000	289,409
Series 2021-CIP, Class A (1 month LIBOR + 0.921%) (A)(C)	1.796	12-15-38	401,000	390,200
Series 2021-VOLT, Class C (1 month LIBOR + 1.100%) (A)(C)	1.975	09-15-36	117,000	109,491
Series 2022-AHP, Class A (1 month CME Term SOFR + 0.990%) (A)(C)	1.772	01-17-39	311,000	302,099
BX Trust
Series 2021-MFM1, Class D (1 month LIBOR + 1.500%) (A)(C)	2.375	01-15-34	20,000	18,974
BXHPP Trust
Series 2021-FILM, Class C (1 month LIBOR + 1.100%) (A)(C)	1.975	08-15-36	355,000	332,303
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) (A)(C)	2.625	12-15-37	115,000	111,683
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	27

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Cantor Commercial Real Estate Lending
Series 2019-CF1, Class A2	3.623	05-15-52	176,000	$174,930
Citigroup Commercial Mortgage Trust
Series 2019-PRM, Class A (A)	3.341	05-10-36	315,000	314,440
Series 2019-SMRT, Class A (A)	4.149	01-10-36	150,000	150,406
Series 2020-GC46, Class A2	2.708	02-15-53	185,000	179,873
COLT Mortgage Loan Trust
Series 2020-2, Class A1 (A)(B)	1.853	03-25-65	12,712	12,565
Series 2021-2, Class A1 (A)(B)	0.924	08-25-66	153,496	136,078
Series 2021-3, Class A1 (A)(B)	0.956	09-27-66	200,704	177,532
Series 2021-HX1, Class A1 (A)(B)	1.110	10-25-66	171,503	158,141
COLT Trust
Series 2020-RPL1, Class A1 (A)(B)	1.390	01-25-65	155,390	142,418
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2020-CX, Class D (A)(B)	2.683	11-10-46	100,000	80,411
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (A)(C)	2.475	05-15-36	225,000	219,920
Series 2020-NET, Class A (A)	2.257	08-15-37	146,825	136,711
Series 2021-NQM2, Class A1 (A)(B)	1.179	02-25-66	104,279	99,576
Series 2021-NQM5, Class A1 (A)(B)	0.938	05-25-66	81,606	71,436
Series 2021-NQM6, Class A1 (A)(B)	1.174	07-25-66	121,153	110,653
Series 2021-RPL2, Class A1A (A)(B)	1.115	01-25-60	353,065	315,489
DBJPM Mortgage Trust
Series 2020-C9, Class A2	1.900	08-15-53	260,000	243,663
Deephaven Residential Mortgage Trust
Series 2021-2, Class A1 (A)(B)	0.899	04-25-66	134,446	122,197
Ellington Financial Mortgage Trust
Series 2019-2, Class A1 (A)(B)	2.739	11-25-59	48,682	47,622
Series 2021-1, Class A1 (A)(B)	0.797	02-25-66	42,886	39,290
FirstKey Homes Trust
Series 2021-SFR2, Class A (A)	1.376	09-17-38	112,495	100,577
Flagstar Mortgage Trust
Series 2021-1, Class A2 (A)(B)	2.500	02-01-51	110,644	96,982
GCAT Trust
Series 2021-NQM2, Class A1 (A)(B)	1.036	05-25-66	72,589	66,684
Series 2021-NQM3, Class A1 (A)(B)	1.091	05-25-66	120,054	110,542
GS Mortgage Securities Trust
Series 2015-590M, Class C (A)(B)	3.805	10-10-35	115,000	109,533
Series 2019-GC39, Class A2	3.457	05-10-52	220,000	218,878
Series 2020-UPTN, Class A (A)	2.751	02-10-37	120,000	114,515
GS Mortgage-Backed Securities Trust
Series 2021-NQM1, Class A1 (A)(B)	1.017	07-25-61	73,827	70,163
Imperial Fund Mortgage Trust
Series 2021-NQM1, Class A1 (A)(B)	1.071	06-25-56	67,532	62,470
Irvine Core Office Trust
Series 2013-IRV, Class A2 (A)(B)	3.173	05-15-48	233,000	231,998
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2022-OPO, Class A (A)	3.024	01-05-39	130,000	121,194
KNDL Mortgage Trust
Series 2019-KNSQ, Class C (1 month LIBOR + 1.050%) (A)(C)	1.925	05-15-36	200,000	193,978
Life Mortgage Trust
Series 2021-BMR, Class A (1 month LIBOR + 0.700%) (A)(C)	1.575	03-15-38	216,253	207,048
Series 2021-BMR, Class D (1 month LIBOR + 1.400%) (A)(C)	2.275	03-15-38	133,684	125,397
Series 2022-BMR2, Class A1 (1 month CME Term SOFR + 1.295%) (A)(C)	2.095	05-15-39	450,000	440,994
MFA Trust
Series 2021-INV1, Class A1 (A)(B)	0.852	01-25-56	128,606	121,639
Series 2021-NQM1, Class A1 (A)(B)	1.153	04-25-65	46,661	44,533
MHP Trust
Series 2022-MHIL, Class A (1 month CME Term SOFR + 0.815%) (A)(C)	1.596	01-15-27	175,000	167,994
Morgan Stanley Capital I Trust
Series 2017-CLS, Class D (1 month LIBOR + 1.400%) (A)(C)	2.275	11-15-34	215,000	212,709
New Residential Mortgage Loan Trust
Series 2020-1A, Class A1B (A)(B)	3.500	10-25-59	119,748	116,150
28	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
NMLT Trust
Series 2021-INV1, Class A1 (A)(B)	1.185	05-25-56	166,084	$150,480
One Market Plaza Trust
Series 2017-1MKT, Class D (A)	4.146	02-10-32	200,000	190,729
SLG Office Trust
Series 2021-OVA, Class C (A)	2.851	07-15-41	200,000	166,857
SMRT
Series 2022-MINI, Class A (1 month CME Term SOFR + 1.000%) (A)(C)	1.782	01-15-39	379,000	365,724
Starwood Mortgage Residential Trust
Series 2021-2, Class A1 (A)(B)	0.943	05-25-65	70,304	66,403
Series 2022-1, Class A1 (A)(B)	2.447	12-25-66	181,599	170,710
Towd Point Mortgage Trust
Series 2015-1, Class A5 (A)(B)	3.183	10-25-53	100,000	98,615
Series 2015-6, Class M2 (A)(B)	3.750	04-25-55	100,000	96,402
Series 2017-2, Class A1 (A)(B)	2.750	04-25-57	11,060	11,023
Series 2018-1, Class A1 (A)(B)	3.000	01-25-58	26,786	26,506
Series 2018-6, Class A1A (A)(B)	3.750	03-25-58	56,030	55,971
Series 2019-1, Class A1 (A)(B)	3.659	03-25-58	72,615	71,665
Verus Securitization Trust
Series 2021-1, Class A1 (A)(B)	0.815	01-25-66	47,766	45,522
Series 2021-3, Class A1 (A)(B)	1.046	06-25-66	232,447	215,510
Series 2021-4, Class A1 (A)(B)	0.938	07-25-66	314,405	277,586
Series 2021-R1, Class A1 (A)(B)	0.820	10-25-63	70,100	68,552
Series 2021-R2, Class A1 (A)(B)	0.918	02-25-64	104,309	101,714
Visio Trust
Series 2020-1R, Class A1 (A)	1.312	11-25-55	95,785	93,233
Wells Fargo Commercial Mortgage Trust
Series 2020-C55, Class A2	2.766	02-15-53	220,000	215,000
U.S. Government Agency 7.1%				2,634,808
Federal Home Loan Mortgage Corp.
Series 2021-DNA6, Class M1 (1 month SOFR + 0.800%) (A)(C)	1.384	10-25-41	180,000	175,951
Series 2021-DNA7, Class M1 (1 month SOFR + 0.850%) (A)(C)	1.434	11-25-41	176,000	171,226
Series 2022-DNA1, Class M1A (1 month SOFR + 1.000%) (A)(C)	1.584	01-25-42	215,000	210,129
Series 2022-DNA3, Class M1A (1 month SOFR + 2.000%) (A)(C)	2.584	04-25-42	180,000	179,386
Series 2022-DNA4, Class M1A (1 month SOFR + 2.200%) (A)(C)	2.551	05-25-42	180,000	179,438
Series 2022-DNA4, Class M1B (1 month SOFR + 3.350%) (A)(C)	3.701	05-25-42	194,000	192,178
Series K048, Class X1 IO	0.226	06-25-25	10,121,534	64,239
Federal National Mortgage Association
Series 2022-R03, Class 1M1 (1 month SOFR + 2.100%) (A)(C)	2.684	03-25-42	277,375	276,687
Series 2022-R04, Class 1M1 (1 month SOFR + 2.000%) (A)(C)	2.584	03-25-42	84,961	84,269
Government National Mortgage Association
Series 2020-108, Class IO	0.842	06-16-62	2,586,760	171,041
Series 2020-114, Class IO	0.798	09-16-62	880,983	59,867
Series 2020-118, Class IO	0.900	06-16-62	765,593	53,850
Series 2020-120, Class IO	0.769	05-16-62	1,035,846	69,300
Series 2020-137, Class IO	0.793	09-16-62	4,113,723	265,477
Series 2020-150, Class IO	0.952	12-16-62	1,180,828	90,584
Series 2020-170, Class IO	0.821	11-16-62	528,118	37,309
Series 2020-92, Class IO	0.876	02-16-62	821,235	58,600
Series 2021-10, Class IO	0.986	05-16-63	453,171	36,304
Series 2021-11, Class IO	1.020	12-16-62	676,710	53,627

Series 2022-57, Class IO	0.756	09-16-63	2,992,475	205,346
Asset backed securities 61.1%				$22,877,585
(Cost $24,428,071)
Asset backed securities 61.1%				22,877,585
AGL CLO 5, Ltd.
Series 2020-5A, Class A1R (3 month LIBOR + 1.160%) (A)(C)	2.223	07-20-34	250,000	242,147
Aimco CLO 12, Ltd.
Series 2020-12A, Class AR (3 month CME Term SOFR + 1.170%) (A)(C)	2.021	01-17-32	304,000	295,501
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	29

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2 (A)	1.937	08-15-46	515,000	$465,057
AmeriCredit Automobile Receivables Trust
Series 2020-1, Class C	1.590	10-20-25	72,000	70,645
AMSR Trust
Series 2019-SFR1, Class A (A)	2.774	01-19-39	250,000	239,303
Series 2020-SFR1, Class A (A)	1.819	04-17-37	99,904	94,767
Series 2020-SFR2, Class A (A)	1.632	07-17-37	450,000	421,083
Series 2020-SFR4, Class A (A)	1.355	11-17-37	215,000	198,734
Apex Credit CLO, Ltd.
Series 2020-1A, Class A1R (3 month CME Term SOFR + 1.230%) (A)(C)	2.081	10-20-31	326,000	312,929
Applebee’s Funding LLC
Series 2019-1A, Class A2I (A)	4.194	06-05-49	296,010	290,565
Aqua Finance Trust
Series 2021-A, Class A (A)	1.540	07-17-46	97,029	91,280
Arby’s Funding LLC
Series 2020-1A, Class A2 (A)	3.237	07-30-50	265,275	243,515
Avis Budget Rental Car Funding AESOP LLC
Series 2019-3A, Class A (A)	2.360	03-20-26	243,000	232,891
Series 2020-1A, Class A (A)	2.330	08-20-26	200,000	191,548
Beacon Container Finance II LLC
Series 2021-1A, Class A (A)	2.250	10-22-46	229,767	206,490
Benefit Street Partners CLO XXIII, Ltd.
Series 2021-23A, Class A1 (3 month LIBOR + 1.080%) (A)(C)	2.264	04-25-34	250,000	240,823
Bojangles Issuer LLC
Series 2020-1A, Class A2 (A)	3.832	10-20-50	68,827	65,809
BRE Grand Islander Timeshare Issuer LLC
Series 2019-A, Class A (A)	3.280	09-26-33	90,965	88,304
Carlyle U.S. CLO, Ltd.
Series 2019-2A, Class A1R (3 month LIBOR + 1.120%) (A)(C)	2.164	07-15-32	250,000	244,059
Series 2020-2A, Class A1R (3 month LIBOR + 1.140%) (A)(C)	2.324	01-25-35	250,000	242,007
CARS-DB4 LP
Series 2020-1A, Class A1 (A)	2.690	02-15-50	291,172	278,544
Series 2020-1A, Class B1 (A)	4.170	02-15-50	100,000	95,459
CF Hippolyta LLC
Series 2020-1, Class A1 (A)	1.690	07-15-60	211,716	194,201
Series 2021-1A, Class A1 (A)	1.530	03-15-61	319,251	287,732
Chase Auto Credit Linked Notes
Series 2021-3, Class B (A)	0.760	02-26-29	172,161	166,127
CIFC Funding, Ltd.
Series 2020-2A, Class AR (3 month LIBOR + 1.170%) (A)(C)	2.233	10-20-34	250,000	243,469
CLI Funding VI LLC
Series 2020-1A, Class A (A)	2.080	09-18-45	329,600	298,133
CLI Funding VIII LLC
Series 2021-1A, Class A (A)	1.640	02-18-46	112,903	101,122
Series 2022-1A, Class A1 (A)	2.720	01-18-47	149,647	134,646
DataBank Issuer
Series 2021-1A, Class A2 (A)	2.060	02-27-51	190,000	172,393
Series 2021-2A, Class A2 (A)	2.400	10-25-51	396,000	358,587
DB Master Finance LLC
Series 2017-1A, Class A2II (A)	4.030	11-20-47	196,288	192,231
Series 2021-1A, Class A2I (A)	2.045	11-20-51	365,165	327,588
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A (A)	1.760	04-15-49	239,000	213,276
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23 (A)	4.118	07-25-47	369,595	360,062
Series 2021-1A, Class A2I (A)	2.662	04-25-51	391,050	348,787
Driven Brands Funding LLC
Series 2018-1A, Class A2 (A)	4.739	04-20-48	48,960	48,434
Series 2020-2A, Class A2 (A)	3.237	01-20-51	128,375	114,907
Series 2021-1A, Class A2 (A)	2.791	10-20-51	183,080	158,639
Eaton Vance CLO, Ltd.
Series 2020-2A, Class AR (3 month LIBOR + 1.150%) (A)(C)	2.194	01-15-35	139,000	135,002
Series 2020-2A, Class BR (3 month LIBOR + 1.700%) (A)(C)	2.744	01-15-35	250,000	240,140
30	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Elara HGV Timeshare Issuer LLC
Series 2019-A, Class A (A)	2.610	01-25-34	40,570	$39,032
Exeter Automobile Receivables Trust
Series 2021-1A, Class C	0.740	01-15-26	195,000	191,175
FirstKey Homes Trust
Series 2020-SFR1, Class A (A)	1.339	08-17-37	125,226	116,147
Series 2020-SFR2, Class A (A)	1.266	10-19-37	447,133	411,346
Series 2021-SFR1, Class A (A)	1.538	08-17-38	302,817	274,318
Series 2021-SFR1, Class C (A)	1.888	08-17-38	213,000	190,152
Five Guys Funding LLC
Series 2017-1A, Class A2 (A)	4.600	07-25-47	177,658	174,612
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 (A)	3.208	01-22-29	150,000	143,903
Series 2021-1A, Class A2 (A)	2.773	04-20-29	191,000	181,602
HalseyPoint CLO II, Ltd.
Series 2020-2A, Class B (3 month LIBOR + 1.640%) (A)(C)	2.703	07-20-31	286,000	278,015
HI-FI Music IP Issuer LP
Series 2022-1A, Class A2 (A)	3.939	02-01-62	153,000	149,841
Hilton Grand Vacations Trust
Series 2018-AA, Class A (A)	3.540	02-25-32	112,163	111,002
Home Partners of America Trust
Series 2019-1, Class A (A)	2.908	09-17-39	82,025	76,606
Series 2021-1, Class A (A)	1.698	09-17-41	383,639	334,213
Series 2021-2, Class A (A)	1.901	12-17-26	187,299	170,248
Hotwire Funding LLC
Series 2021-1, Class A2 (A)	2.311	11-20-51	92,000	82,574
Jack in the Box Funding LLC
Series 2022-1A, Class A2I (A)	3.445	02-26-52	205,965	192,049
Laurel Road Prime Student Loan Trust
Series 2019-A, Class A2FX (A)	2.730	10-25-48	26,140	25,999
Madison Park Funding XXIII, Ltd.
Series 2017-23A, Class AR (3 month LIBOR + 0.970%) (A)(C)	2.195	07-27-31	250,000	246,876
Marathon CLO X, Ltd.
Series 2017-10A, Class A1AR (3 month LIBOR + 1.000%) (A)(C)	2.411	11-15-29	228,831	225,946
Monroe Capital Funding, Ltd.
Series 2021-1A, Class A2 (A)	2.815	04-22-31	152,000	141,990
MVW Owner Trust
Series 2018-1A, Class A (A)	3.450	01-21-36	64,910	64,225
Navient Private Education Refi Loan Trust
Series 2019-FA, Class A2 (A)	2.600	08-15-68	96,425	93,800
Series 2020-BA, Class A2 (A)	2.120	01-15-69	61,487	59,825
Series 2020-GA, Class A (A)	1.170	09-16-69	60,362	57,551
Series 2020-HA, Class A (A)	1.310	01-15-69	147,918	142,113
Series 2021-A, Class A (A)	0.840	05-15-69	133,843	123,845
Navient Student Loan Trust
Series 2020-2A, Class A1A (A)	1.320	08-26-69	82,756	74,054
Neighborly Issuer LLC
Series 2021-1A, Class A2 (A)	3.584	04-30-51	238,590	209,777
Series 2022-1A, Class A2 (A)	3.695	01-30-52	119,700	106,688
Neuberger Berman CLO XX, Ltd.
Series 2015-20A, Class ARR (3 month LIBOR + 1.160%) (A)(C)	2.204	07-15-34	250,000	242,974
Neuberger Berman Loan Advisers CLO 34, Ltd.
Series 2019-34A, Class A1R (3 month CME Term SOFR + 1.240%) (A)(C)	2.091	01-20-35	250,000	243,723
Series 2019-34A, Class BR (3 month CME Term SOFR + 1.750%) (A)(C)	2.601	01-20-35	250,000	238,923
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class A1 (A)	1.910	10-20-61	317,000	282,677
Series 2021-1, Class B1 (A)	2.410	10-20-61	100,000	88,055
NYACK Park CLO, Ltd.
Series 2021-1A, Class A (3 month LIBOR + 1.120%) (A)(C)	2.183	10-20-34	250,000	243,540
Oaktree CLO, Ltd.
Series 2021-1A, Class A1 (3 month LIBOR + 1.160%) (A)(C)	2.204	07-15-34	250,000	241,875
Ocean Trails CLO X
Series 2020-10A, Class AR (3 month LIBOR + 1.220%) (A)(C)	2.264	10-15-34	250,000	240,290
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	31

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
OCP CLO, Ltd.
Series 2020-19A, Class AR (3 month LIBOR + 1.150%) (A)(C)	2.213	10-20-34	250,000	$242,033
Octagon Investment Partners, Ltd.
Series 2020-3A, Class AR (3 month LIBOR + 1.150%) (A)(C)	2.213	10-20-34	250,000	242,092
Oxford Finance Funding LLC
Series 2019-1A, Class A2 (A)	4.459	02-15-27	108,002	107,748
Series 2020-1A, Class A2 (A)	3.101	02-15-28	51,041	50,747
Progress Residential Trust
Series 2021-SFR2, Class A (A)	1.546	04-19-38	509,000	463,463
Series 2021-SFR5, Class A (A)	1.427	07-17-38	200,000	180,004
Santander Revolving Auto Loan Trust
Series 2019-A, Class A (A)	2.510	01-26-32	475,000	459,643
SCF Equipment Leasing LLC
Series 2019-2A, Class C (A)	3.110	06-21-27	130,000	124,161
Series 2021-1A, Class B (A)	1.370	08-20-29	200,000	185,376
ServiceMaster Funding LLC
Series 2020-1, Class A2II (A)	3.337	01-30-51	92,825	80,563
SERVPRO Master Issuer LLC
Series 2021-1A, Class A2 (A)	2.394	04-25-51	111,870	97,063
Sesac Finance LLC
Series 2019-1, Class A2 (A)	5.216	07-25-49	200,335	194,640
Sierra Timeshare Receivables Funding LLC
Series 2018-3A, Class A (A)	3.690	09-20-35	22,769	22,769
Series 2021-1A, Class A (A)	0.990	11-20-37	72,823	68,504
SMB Private Education Loan Trust
Series 2019-B, Class A2A (A)	2.840	06-15-37	88,970	86,933
Series 2020-PTA, Class A2A (A)	1.600	09-15-54	149,204	137,533
Series 2021-A, Class APT2 (A)	1.070	01-15-53	71,362	64,244
Sonic Capital LLC
Series 2020-1A, Class A2I (A)	3.845	01-20-50	168,990	160,938
Series 2021-1A, Class A2I (A)	2.190	08-20-51	284,093	237,828
Sound Point CLO XXVII, Ltd.
Series 2020-2A, Class AR (3 month LIBOR + 1.180%) (A)(C)	2.364	10-25-34	250,000	241,977
Starwood Property Mortgage Trust
Series 2021-SIF2A, Class A1 (3 month CME Term SOFR + 1.550%) (A)(C)	1.609	01-15-33	250,000	245,027
Taco Bell Funding LLC
Series 2021-1A, Class A2I (A)	1.946	08-25-51	285,565	254,007
TIF Funding II LLC
Series 2020-1A, Class A (A)	2.090	08-20-45	346,000	315,100
Series 2021-1A, Class A (A)	1.650	02-20-46	179,333	155,453
Toyota Auto Loan Extended Note Trust
Series 2019-1A, Class A (A)	2.560	11-25-31	300,000	294,340
Tricon American Homes Trust
Series 2020-SFR1, Class A (A)	1.499	07-17-38	372,240	336,688
Series 2020-SFR2, Class A (A)	1.482	11-17-39	344,176	297,488
Triton Container Finance VIII LLC
Series 2020-1A, Class A (A)	2.110	09-20-45	300,417	271,703
Series 2021-1A, Class A (A)	1.860	03-20-46	99,092	86,986
Vantage Data Centers Issuer LLC
Series 2019-1A, Class A2 (A)	3.188	07-15-44	176,995	172,439
Vantage Data Centers LLC
Series 2020-1A, Class A2 (A)	1.645	09-15-45	310,000	282,588
Series 2020-2A, Class A2 (A)	1.992	09-15-45	230,000	203,019
VCP RRL ABS I, Ltd.
Series 2021-1A, Class A (A)	2.152	10-20-31	84,465	83,907
VR Funding LLC
Series 2020-1A, Class A (A)	2.790	11-15-50	124,708	114,490
VSE VOI Mortgage LLC
Series 2017-A, Class A (A)	2.330	03-20-35	95,694	93,197
Wendy’s Funding LLC
Series 2021-1A, Class A2I (A)	2.370	06-15-51	304,698	264,993
Wingstop Funding LLC
Series 2020-1A, Class A2 (A)	2.841	12-05-50	329,345	290,785
32	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Zaxby’s Funding LLC
Series 2021-1A, Class A2 (A)	3.238	07-30-51	238,200	$208,599

Total investments (Cost $39,128,595) 98.4%	$36,822,017
Other assets and liabilities, net 1.6%	604,222
Total net assets 100.0%	$37,426,239

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the portfolio.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $34,186,749 or 91.3% of the portfolio’s net assets as of 5-31-22.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	33

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 5-31-22

	Managed Account Shares Investment-Grade Corporate Bond Portfolio	Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	Managed Account Shares Securitized Debt Portfolio
Assets
Unaffiliated investments, at value	$36,678,428	$37,751,500	$36,822,017
Cash	300,887	727,060	576,364
Dividends and interest receivable	405,351	548,034	81,713
Receivable for fund shares sold	42,110	66,065	38,999
Receivable for investments sold	1,007	209,000	—
Receivable from affiliates	3,499	3,716	3,544
Other assets	15,899	15,779	15,728
Total assets	37,447,181	39,321,154	37,538,365
Liabilities
Distributions payable	136,968	200,367	76,484
Payable for investments purchased	—	419,730	—
Payable for fund shares repurchased	—	—	1,309
Payable to affiliates
Accounting and legal services fees	1,607	1,694	1,619
Trustees’ fees	7	6	7
Other liabilities and accrued expenses	32,881	32,549	32,707
Total liabilities	171,463	654,346	112,126
Net assets	$37,275,718	$38,666,808	$37,426,239
Net assets consist of
Paid-in capital	$42,382,295	$43,136,113	$40,279,655
Total distributable earnings (loss)	(5,106,577)	(4,469,305)	(2,853,416)
Net assets	$37,275,718	$38,666,808	$37,426,239
Unaffiliated investments, at cost	$40,941,060	$41,158,700	$39,128,595
Total investments, at cost	40,941,060	41,158,700	39,128,595
Net asset value per share
Based on net asset values and shares outstanding-the portfolio has an unlimited number of shares authorized with no par value.
Net assets	$37,275,718	$38,666,808	$37,426,239
Shares outstanding	4,157,217	4,410,540	4,012,360
Net asset value per share	$8.97	$8.77	$9.33
34	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 5-31-22

	Managed Account Shares Investment-Grade Corporate Bond Portfolio	Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	Managed Account Shares Securitized Debt Portfolio
Investment income
Interest	$959,144	$1,563,254	$768,508
Dividends from unaffiliated investments	472	17,679	—
Less foreign taxes withheld	(88)	(1,795)	—
Total investment income	959,528	1,579,138	768,508
Expenses
Investment management fees	208,126	209,137	202,471
Accounting and legal services fees	4,479	4,562	4,446
Trustees’ fees	454	444	435
Custodian fees	3,396	2,766	3,153
State registration fees	33,227	32,725	33,240
Printing and postage	8,196	11,644	11,439
Professional fees	32,136	33,297	31,097
Other	11,965	11,889	11,879
Total expenses	301,979	306,464	298,160
Less expense reductions	(301,941)	(306,464)	(298,160)
Net expenses	38	—	—
Net investment income	959,490	1,579,138	768,508
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(360,608)	(419,309)	(542,571)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(4,458,093)	(3,790,764)	(2,418,106)
Net realized and unrealized loss	(4,818,701)	(4,210,073)	(2,960,677)
Decrease in net assets from operations	$(3,859,211)	$(2,630,935)	$(2,192,169)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	35

STATEMENTS OF CHANGES IN NET ASSETS

	Managed Account Shares Investment-Grade Corporate Bond Portfolio		Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio		Managed Account Shares Securitized Debt Portfolio
	Year ended 5-31-22	Year ended 5-31-21	Year ended 5-31-22	Year ended 5-31-21	Year ended 5-31-22	Year ended 5-31-21
Increase (decrease) in net assets
From operations
Net investment income	$959,490	$449,917	$1,579,138	$634,119	$768,508	$350,065
Net realized gain (loss)	(360,608)	178,218	(419,309)	(61,842)	(542,571)	65,834
Change in net unrealized appreciation (depreciation)	(4,458,093)	116,449	(3,790,764)	863,545	(2,418,106)	137,897
Increase (decrease) in net assets resulting from operations	(3,859,211)	744,584	(2,630,935)	1,435,822	(2,192,169)	553,796
Distributions to shareholders
From net investment income and realized gain	(1,391,235)	(616,073)	(1,817,954)	(726,646)	(794,340)	(384,430)
Total distributions	(1,391,235)	(616,073)	(1,817,954)	(726,646)	(794,340)	(384,430)
From portfolio share transactions	18,086,738	16,090,471	20,002,604	15,050,368	15,891,816	16,247,706
Total increase	12,836,292	16,218,982	15,553,715	15,759,544	12,905,307	16,417,072
Net assets
Beginning of year	24,439,426	8,220,444	23,113,093	7,353,549	24,520,932	8,103,860
End of year	$37,275,718	$24,439,426	$38,666,808	$23,113,093	$37,426,239	$24,520,932
36	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights
MANAGED ACCOUNT SHARES INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

Period ended	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$10.34	$10.02	$10.00
Net investment income[2]	0.29	0.28	0.30
Net realized and unrealized gain (loss) on investments	(1.24)	0.43	0.07
Total from investment operations	(0.95)	0.71	0.37
Less distributions
From net investment income	(0.39)	(0.38)	(0.35)
From net realized gain	(0.03)	(0.01)	—
Total distributions	(0.42)	(0.39)	(0.35)
Net asset value, end of period	$8.97	$10.34	$10.02
Total return (%)[3]	(9.54)	7.09	3.74[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$37	$24	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	1.17	1.87[5]
Expenses including reductions	—[6]	—	—[5]
Net investment income	2.90	2.73	3.33[5]
Portfolio turnover (%)	40	58	39

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
[6]	Less than 0.005%.
MANAGED ACCOUNT SHARES NON-INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

Period ended	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$9.85	$9.10	$10.00
Net investment income[2]	0.45	0.48	0.52
Net realized and unrealized gain (loss) on investments	(1.01)	0.83	(0.87)
Total from investment operations	(0.56)	1.31	(0.35)
Less distributions
From net investment income	(0.52)	(0.56)	(0.55)
Net asset value, end of period	$8.77	$9.85	$9.10
Total return (%)[3]	(5.98)	14.69	(3.62)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$39	$23	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	1.32	1.93[5]
Expenses including reductions	—	—	—[5,6]
Net investment income	4.76	4.96	6.03[5]
Portfolio turnover (%)	35	34	40

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
[6]	Less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	37

MANAGED ACCOUNT SHARES SECURITIZED DEBT PORTFOLIO

Period ended	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$10.17	$9.96	$10.00
Net investment income[2]	0.24	0.25	0.25
Net realized and unrealized gain (loss) on investments	(0.84)	0.25	(0.02)
Total from investment operations	(0.60)	0.50	0.23
Less distributions
From net investment income	(0.23)	(0.27)	(0.27)
From net realized gain	(0.01)	(0.02)	—
Total distributions	(0.24)	(0.29)	(0.27)
Net asset value, end of period	$9.33	$10.17	$9.96
Total return (%)[3]	(5.98)	5.02	2.37[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$37	$25	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	1.25	1.86[5]
Expenses including reductions	—	—	—[5]
Net investment income	2.39	2.48	2.80[5]
Portfolio turnover (%)	54	32	41

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
38	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio and John Hancock Managed Account Shares Securitized Debt Portfolio (collectively, John Hancock Managed Account Shares Portfolios, or the Portfolios, and individually, Portfolio) are each a series of John Hancock Strategic Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective for each portfolio is to seek high level of current income consistent with prudent investment risk.
Shares of the portfolios may be purchased only by or on behalf of separately managed account clients where the portfolios’ subadvisor or an affiliate of the subadvisor (each a “Managed Account Adviser”) has an agreement with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker dealer), or directly with the client, to provide management or advisory services to the managed account.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios’ investments as of May 31, 2022, by major security category or type:
	Total value at 5-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Managed Account Shares Investment-Grade Corporate Bond Portfolio
Investments in securities:
Assets
Foreign government obligations	$236,250	—	$236,250	—
Corporate bonds	36,063,253	—	36,063,253	—
Municipal bonds	375,545	—	375,545	—
Preferred securities	3,380	$3,380	—	—
Total investments in securities	$36,678,428	$3,380	$36,675,048	—

ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	39

	Total value at 5-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
Investments in securities:
Assets
Foreign government obligations	$217,678	—	$217,678	—
Corporate bonds	36,061,830	—	36,061,830	—
Term loans	1,139,995	—	1,139,995	—
Asset backed securities	34,218	—	34,218	—
Common stocks	207,479	$207,479	—	—
Preferred securities	90,250	90,250	—	—
Escrow certificates	50	—	50	—
Total investments in securities	$37,751,500	$297,729	$37,453,771	—

Managed Account Shares Securitized Debt Portfolio
Investments in securities:
Assets
Collateralized mortgage obligations	$13,944,432	—	$13,944,432	—
Asset backed securities	22,877,585	—	22,877,585	—
Total investments in securities	$36,822,017	—	$36,822,017	—
Term loans (Floating rate loans). The portfolios may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The portfolios’ ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The portfolios’ failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the portfolios’ income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the portfolios and, if the portfolios’ exposure to such investments is substantial, it could impair the portfolios’ ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the portfolios may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Mortgage and asset backed securities. The portfolios may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the portfolios having to reinvest the proceeds in lower yielding securities, effectively reducing the portfolios’ income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the portfolios’ cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The portfolios are also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
40	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The portfolios may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the portfolios’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the portfolios as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, a portfolio could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended May 31, 2022, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended May 31, 2022 were as follows:
Portfolio	Commitment fee
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$3,490
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	3,490
Managed Account Shares Securitized Debt Portfolio	3,488
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolios’ relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2022, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. These carryforwards do not expire. The following table details the capital loss carryforwards available as of May 31, 2022:
	No Expiration Date
Portfolio	Short Term	Long Term
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	$635,377	$139,158
Managed Account Shares Securitized Debt Portfolio	238,591	366,440
As of May 31, 2022, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on May 31, 2022, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$41,242,303	$8,128	$(4,572,003)	$(4,563,875)
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	41,378,325	35,363	(3,662,188)	(3,626,825)
Managed Account Shares Securitized Debt Portfolio	39,177,516	11,174	(2,366,673)	(2,355,499)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare dividends daily and pay them monthly. Capital gain distributions, if any, are typically distributed annually.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	41

The tax character of distributions for the year ended May 31, 2022 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$1,296,783	$94,452	$1,391,235
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	1,817,954	—	1,817,954
Managed Account Shares Securitized Debt Portfolio	774,008	20,332	794,340
The tax character of distributions for the year ended May 31, 2021 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$591,271	$24,802	$616,073
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	726,646	—	726,646
Managed Account Shares Securitized Debt Portfolio	365,927	18,503	384,430
Net capital losses that are a result of security transactions occurring after October 31, 2021, are being deferred and are treated as occurring on June 1, 2022, the first day of the portfolios’ next taxable year. As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Post-October Deferral
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$66,392	$472,126
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	132,422	—
Managed Account Shares Securitized Debt Portfolio	183,598	—
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, distributions payable, and amortization and accretion on debt securities.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor equivalent on an annual basis to the sum of 0.63% of the portfolios’ average daily net assets. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive or reimburse all of the portfolios’ operating expenses. Expenses, means all expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business, borrowing costs, acquired fund fees and expenses paid indirectly. This agreement expires on September 30, 2022, unless renewed by mutual agreement of the portfolios and Advisor based upon a determination that this is appropriate under the circumstances at that time.
The portfolios are an integral part of a separately managed account program, and the portfolios’ manager, the portfolios’ subadvisor or their affiliates will be compensated directly or indirectly by separately managed account program sponsors or program participants for managed account advisory services. Participants in a separately managed account program pay a “wrap” fee to the sponsor of the program. Participants pay no additional fees or expenses to purchase shares of the portfolios.
For the year ended May 31, 2022, the expense reductions described above amounted to the following:

Portfolio	Expense Reductions
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$301,941
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	306,464
Managed Account Shares Securitized Debt Portfolio	298,160
42	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2022, were equivalent to a net annual effective rate of 0.00% of each portfolio’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended May 31, 2022, amounted to an annual rate of 0.01% of the portfolios’ average daily net assets. For the year ended May 31, 2022, these fees have been waived by the Advisor.
Transfer agent fees. The portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, based on the average daily net assets. For the year ended May 31, 2022, the portfolios did not incur any transfer agent fees.
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Portfolio share transactions
Transactions in portfolios’ shares for the years ended May 31, 2022 and 2021 were as follows:
	Year Ended 5-31-22		Year Ended 5-31-21
	Shares	Amount	Shares	Amount
Managed Account Shares Investment-Grade Corporate Bond Portfolio
Sold	2,977,309	$29,757,868	2,195,888	$22,853,511
Repurchased	(1,184,389)	(11,671,130)	(651,849)	(6,763,040)
Net increase	1,792,920	$18,086,738	1,544,039	$16,090,471
Total net increase	1,792,920	$18,086,738	1,544,039	$16,090,471

	Year Ended 5-31-22		Year Ended 5-31-21
	Shares	Amount	Shares	Amount
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
Sold	3,508,885	$33,536,601	1,669,671	$16,346,965
Repurchased	(1,444,308)	(13,533,997)	(132,096)	(1,296,597)
Net increase	2,064,577	$20,002,604	1,537,575	$15,050,368
Total net increase	2,064,577	$20,002,604	1,537,575	$15,050,368

	Year Ended 5-31-22		Year Ended 5-31-21
	Shares	Amount	Shares	Amount
Managed Account Shares Securitized Debt Portfolio
Sold	3,004,097	$29,700,124	1,779,818	$18,114,127
Repurchased	(1,402,156)	(13,808,308)	(183,369)	(1,866,421)
Net increase	1,601,941	$15,891,816	1,596,449	$16,247,706
Total net increase	1,601,941	$15,891,816	1,596,449	$16,247,706
Affiliates of the portfolios owned 8%, 7%, and 8% of shares of Managed Account Shares Investment-Grade Corporate Bond Portfolio, Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio and Managed Account Shares Securitized Debt Portfolio, respectively, on May 31, 2022. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended May 31, 2022:

Portfolio	Purchases	Sales
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$31,065,195	$13,047,515
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	31,439,110	11,504,077
Managed Account Shares Securitized Debt Portfolio	32,681,357	17,026,260
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	43

Note 7—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 8—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance.
Note 9—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
44	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of John Hancock Strategic Series and Shareholders of John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio and John Hancock Managed Account Shares Securitized Debt Portfolio
Opinions on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolios’ investments, of John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio and John Hancock Managed Account Shares Securitized Debt Portfolio (three of the portfolios constituting John Hancock Strategic Series, hereafter collectively referred to as the "Portfolios") as of May 31, 2022, the related statements of operations for the year ended May 31, 2022, the statements of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	45

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended May 31, 2022.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Long Term Capital Gains The portfolios below paid the following amounts in capital gain dividends:
Portfolio	Long term capital gains
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$94,452
Managed Account Shares Securitized Debt Portfolio	20,332
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the portfolio.
46	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio and John Hancock Managed Account Shares Securitized Debt Portfolio, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds’ subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	47

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	189
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	189
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	189
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2005	189
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	189
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2008	189
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2005	189
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	189
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
48	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	189
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	189
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	189
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	49

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-247-0278.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
50	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
1 Portfolio manager of John Hancock Managed Account Shares Securitized Debt Portfolio only.
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Connor Minnaar, CFA1
Pranay Sonalkar
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
The portfolios’ proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the portfolios’ holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. The portfolios’ Form N-PORT ﬁlings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-247-0278.
You can also contact us:
800-247-0278	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	51

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NOT PART OF THE SHAREHOLDER REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-247-0278, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-247-0278, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Managed Account Shares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2288661	JHMASA5/22
7/2022

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2022, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert, effective March 25, 2022, and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2022 and 2021. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	May 31, 2022	May 31, 2021
John Hancock Income Fund	$74,286	$72,491
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	28,705	14,000
John Hancock Managed Account Shares Non-Investment-
Grade Corporate Bond Portfolio	28,705	14,000
John Hancock Managed Account Shares Securitized Debt
Portfolio	28,705	14,000
Total	$160,401	$114,491

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	May 31, 2022	May 31, 2021
John Hancock Income Fund	$776	$604
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	776	604
John Hancock Managed Account Shares Non-Investment-
Grade Corporate Bond Portfolio	776	604
John Hancock Managed Account Shares Securitized Debt
Portfolio	776	604
Total	$ 3,104	$2,416

Amounts billed to control affiliates were $119,500 and $116,000 for the fiscal years ended May 31, 2022 and 2021, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended May 31, 2022 and 2021. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	May 31, 2022	May 31, 2021
John Hancock Income Fund	$4,019	$3,940
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	4,186	1,000
John Hancock Managed Account Shares Non-Investment-
Grade Corporate Bond Portfolio	5,436	1,000
John Hancock Managed Account Shares Securitized Debt
Portfolio	2,936	1,000
Total	$16,577	$6,940

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended May 31,

2022 and 2021:

Fund	May 31, 2022	May 31, 2021
John Hancock Income Fund	$305	$89
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	305	89
John Hancock Managed Account Shares Non-Investment-
Grade Corporate Bond Portfolio	305	89
John Hancock Managed Account Shares Securitized Debt
Portfolio	305	89
Total	$1,220	$356

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre- approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended May 31, 2022, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $964,225 for the fiscal year ended May 31, 2022 and $1,149,548 for the fiscal year ended May 31, 2021.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson, effective March 25, 2022

Peter S. Burgess

William H. Cunningham

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form

N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President
Date:	July 14, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	July 14, 2022
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	July 14, 2022